-----BEGIN PRIVACY-ENHANCED MESSAGE-----
Proc-Type: 2001,MIC-CLEAR
Originator-Name: webmaster@www.sec.gov
Originator-Key-Asymmetric:
 MFgwCgYEVQgBAQICAf8DSgAwRwJAW2sNKK9AVtBzYZmr6aGjlWyK3XmZv3dTINen
 TWSM7vrzLADbmYQaionwg5sDW3P6oaM5D3tdezXMm7z1T+B+twIDAQAB
MIC-Info: RSA-MD5,RSA,
 EPSjluBGnbKrBFrAHCSdNMzcZItcrvIs/qoFC1FXM3vkwXyUOyqcsTxn7jNrFKj6
 yKMhHPcLTZ4h4L4FWZAgsw==

0000898432-07-000901.txt : 20071015
0000898432-07-000901.hdr.sgml : 20071015
20071015171723
ACCESSION NUMBER:                                                                0000898432-07-000901
CONFORMED SUBMISSION TYPE:                                          DEF 14A
PUBLIC DOCUMENT COUNT:                                                   1
CONFORMED PERIOD OF REPORT:                                         20071026
FILED AS OF DATE:                                                                     20071015
DATE AS OF CHANGE:                                                               20071015
EFFECTIVENESS DATE:                                                              20071015

FILER:

COMPANY DATA:
COMPANY CONFORMED NAME:             NEUBERGER BERMAN REAL ESTATE INCOME FUND INC
CENTRAL INDEX KEY:                                 0001187520
IRS NUMBER:                                                  550799916

FILING VALUES:
FORM TYPE:                                                   DEF 14A
SEC ACT:                                                         1934 Act
SEC FILE NUMBER:                                       811-21200
FILM NUMBER:                                              071172539

BUSINESS ADDRESS:
STREET 1:                                                        605 THIRD AVENUE, 2ND FLOOR
CITY:                                                                NEW YORK
STATE:                                                            NY
ZIP:                                                                   10158
DEF 14A

nb153515.txt

                               UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                    [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential,  for  Use  of the Commission Only (as permitted by Rule 14a-
    6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to {section}240.14a-12

                 NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)    Title of each class of securities to which transaction applies:
      (2)    Aggregate number of securities to which transaction applies:
      (3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)    Proposed maximum aggregate value of transaction:
      (5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ]   Check box if any part of the  fee  is  offset  as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which  the  offsetting fee was paid  previously.  Identify the previous filing by registration  statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing Party:
      (4)   Date Filed:

                                                       ____________________
                                                      |           |        |
                                                      | NEUBERGER | BERMAN |
                                                      |___________|________|

                                                      A LEHMAN BROTHERS COMPANY

                  NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.

                                605 Third Avenue
                         New York, New York 10158-0180

                              ____________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                              ____________________

To the Stockholder:

     NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders ("Meeting")
of Neuberger Berman Real Estate Income Fund Inc. (the "Fund") will be held on
Friday, October 26, 2007, at 10:00 a.m. Eastern time at the offices of Neuberger
Berman, LLC, 605 Third Avenue, 42 (nd) Floor, New York, New York 10158-3698, for
the following purposes:

     (1) To elect five Directors of the Fund to serve until the annual meeting of stockholders or until their successors are elected and qualified as outlined below; the terms for Class I, Class II and Class III Directors expiring in 2009, 2010 and 2008, respectively:

          a) One Class I Director, one Class II Director and one Class III
             Director to be elected by the holders of the Fund's common stock and preferred stock voting together as a single class; and

          b) One Class II Director and one Class III Director to be elected by the holders of the Fund's preferred stock, voting as a separate class; and

     (2) To consider and act upon any other business that may properly come before the Meeting or any adjournments thereof.

     The Board of Directors of the Fund has fixed the close of business on
October 5, 2007 as the record date (the "Record Date") for the determination of stockholders of the Fund entitled to notice of, and to vote at, the Meeting.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS ARE
THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD(S) AS SOON AS
POSSIBLE IN THE MANNER DESCRIBED ON THE ENCLOSED PROXY CARD(S). INSTRUCTIONS FOR
THE PROPER EXECUTION OF PROXIES ARE SET FORTH INSIDE THIS PROXY STATEMENT,
FOLLOWING THIS NOTICE.

     If you attend the Meeting, you may vote your shares in person. IF YOU DO
NOT EXPECT TO ATTEND THE MEETING, PLEASE REVIEW THE ENCLOSED MATERIALS AND
FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY CARD(S). If you have any questions

about the proposals or the voting instructions, please call the Fund at
877-461-1899. Any proposal submitted to a vote at the Meeting by anyone other than the officers or directors of the Fund may be voted only in person or by written proxy.

     We will admit to the Meeting (1) all stockholders of record of the Fund as of the Record Date; (2) persons holding proof of beneficial ownership at the
Record Date, such as a letter or account statement from a broker; (3) persons who have been granted proxies; and (4) such other persons that we, in our sole discretion, may elect to admit. ALL PERSONS WISHING TO BE ADMITTED TO THE
MEETING MUST PRESENT PHOTO IDENTIFICATION. IF YOU PLAN TO ATTEND THE MEETING,
PLEASE CONTACT US AT 877-461-1899.

     Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted.

                                             By order of the Board of Directors,

                                             /s/ Claudia A. Brandon
                                             Claudia A. Brandon
                                             Secretary

Dated: October 12, 2007

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card

     2. Joint Accounts: Any party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.
        For example:

REGISTRATION                                           VALID SIGNATURE
_______________________________________________________________________________

CORPORATE ACCOUNTS

(1) ABC Corp.                               ABC Corp.
(2) ABC Corp.                               John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer       John Doe
(4) ABC Corp. Profit Sharing Plan           John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust                               Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78     Jane B. Doe

CUSTODIAN OR ESTATE ACCOUNTS

(1) John B. Smith,
    Cust. f/b/o John B. Smith, Jr. UGMA     John B. Smith
(2) John B. Smith                           John B. Smith, Jr., Executor
_______________________________________________________________________________

_______________________________________________________________________________

                   YOUR VOTE IS IMPORTANT NO MATTER HOW MANY
                            SHARES OF STOCK YOU OWN.
                   PLEASE RETURN YOUR PROXY CARD(S) PROMPTLY.

     IF YOU OWN SHARES OF BOTH COMMON STOCK AND PREFERRED STOCK OF THE FUND,
THERE WILL BE MORE THAN ONE PROXY CARD ENCLOSED. PLEASE FILL OUT AND RETURN EACH
PROXY CARD.

     STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY STOCKHOLDER
WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO REVIEW THE ENCLOSED
MATERIALS AND FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY CARD(S).

     TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK
YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL
YOUR HOLDINGS MAY BE.
_______________________________________________________________________________

                     This page is intentionally left blank

                                                       ____________________
                                                      |           |        |
                                                      | NEUBERGER | BERMAN |
                                                      |___________|________|

                                                      A LEHMAN BROTHERS COMPANY

                  NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.

                                605 THIRD AVENUE
                         NEW YORK, NEW YORK 10158-0180

                              ____________________

                                PROXY STATEMENT
                              ____________________

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 26, 2007

                                  INTRODUCTION

     This proxy statement ("Proxy Statement") is furnished to the stockholders of Neuberger Berman Real Estate Income Fund Inc. (the "Fund") by the Fund's
Board of Directors in connection with the solicitation of stockholder votes by proxy to be voted at the Annual Meeting of Stockholders ("Meeting") to be held on Friday, October 26, 2007, at 10:00 a.m. Eastern time at the offices of
Neuberger Berman, LLC ("Neuberger Berman"), 605 Third Avenue, 42 (nd) Floor, New
York, New York 10158-3698, or any adjournments thereof. The matters to be acted upon at the Meeting are set forth in the accompanying Notice of Annual Meeting.

SOLICITATION OF PROXIES AND VOTING INFORMATION

     The Board of Directors of the Fund (the "Board") is soliciting votes from stockholders of the Fund with respect to the election of directors as described in this Proxy Statement. The Fund expects to mail the accompanying Notice of
Annual Meeting, this Proxy Statement and form of proxy to stockholders on or about October 12, 2007. Additional information regarding the solicitation of proxies is included at the end of this Proxy Statement under "General
Information."

     The Board has set the close of business on October 5, 2007, as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting ("Record Date"). On that date, the Fund had 4,157,116.626 shares of common stock ("Common Shares") and 1,680 shares of preferred stock ("Preferred
Shares") outstanding and entitled to vote.

     We will admit to the Meeting (1) all stockholders of record of the Fund as of the Record Date; (2) persons holding proof of beneficial ownership at the
Record Date such as a letter or account statement from a broker; (3) persons who have been granted proxies; and (4) such other persons that we, in our sole discretion, may elect to admit. If you do not expect to attend the Meeting, please sign and promptly return the proxy card(s) in the enclosed self-addressed envelope or if your shares are held in "street name" you may also vote by telephone or the internet

as indicated on the proxy card(s). If the accompanying proxy card(s) is properly executed and returned in time to be voted at the Meeting, the shares represented by that proxy card(s) will be voted in accordance with the instructions provided on the proxy card(s). If no choices are specified, the shares will be voted FOR the election of the nominees for directors listed in this Proxy Statement and
FOR or AGAINST any other matters acted upon at the Meeting in the discretion of the persons named as proxies. Additional information regarding outstanding shares, voting and attending the Meeting is included at the end of this Proxy
Statement under "Voting Information." All persons wishing to be admitted to the
Meeting must present photo identification. If you plan to attend the Meeting, please contact the Fund at 877-461-1899.

     Holders of the Fund's outstanding Common Shares and Preferred Shares
(together, "Shares") will vote together as a single class to elect one Class I
Director, one Class II Director and one Class III Director. Holders of the
Fund's Preferred Shares will vote as a separate class to elect one Class II
Director and one Class III Director. As to any other business that may properly come before the Meeting, holders of Common Shares and Preferred Shares may vote together as a single class or separately, depending on the requirements of the
Investment Company Act of 1940, as amended ("1940 Act"), the Maryland General
Corporation Law, as amended ("MGCL"), and the Fund's charter with respect to said item of business. Each full Share is entitled to one vote and each fractional Share is entitled to a proportionate part of one vote.

     Solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card(s). Supplementary solicitations may be made by mail, telephone and electronic transmission or in person by regular employees of
Neuberger Berman Management Inc. ("NB Management"), affiliates of NB Management or other representatives of the Fund. NB Management serves as the Fund's investment manager and administrator. All expenses in connection with preparing this Proxy Statement and its enclosures, and additional solicitation expenses including reimbursement of brokerage firms and others for their expenses in forwarding proxy solicitation material to the beneficial owners of shares, will be borne by the Fund.

                                PROPOSAL NO. 1:
                             ELECTION OF DIRECTORS

INTRODUCTION

     The Board is divided into three classes (Class I, Class II and Class III).
The present size of the Board is sixteen directors. At the Meeting, stockholders of the Fund will be asked to vote on the election of one nominee to the Board as a Class I Director, two nominees to the Board as Class II Directors, and two nominees to the Board as Class III Directors, with two of these nominees being voted upon only by holders of Preferred Shares. Only five nominees are named because, as

described below, it is anticipated that the Board will be reduced in size upon the resignation of the current Directors. Proxies cannot be voted for a greater number of persons than the nominees named. The nominee for Class I Director is
Joel W. Looney, the nominees for Class II Directors are Richard I. Barr and John
S. Horejsi and the nominees for Class III Directors are Dr. Dean L. Jacobson and
Susan L. Ciciora, each, as discussed below, proposed by the Lola Brown Trust No.
1B (each a "Trust Nominee" and, collectively, the "Trust Nominees"). Each Trust
Nominee has consented to be named in this Proxy Statement and has indicated his or her willingness to serve as a Director of the Fund if elected. Susan L.
Ciciora and John Horejsi, the daughter and son of Stewart R. Horejsi, will be
"interested persons" with respect to the Fund as such term is defined in the
1940 Act. Each Trust Nominee presently serves as a director for the First
Financial Fund, Inc. ("FF"), Boulder Total Return Fund, Inc. ("BTF") and Boulder
Growth & Income Fund, Inc. ("BIF" and, together with FF and BTF, the "Boulder
Funds"), which are effectively controlled by the Lola Brown Trust No. 1B (the
"Trust") and other trusts associated with the Trust and the family of Stewart R.
Horejsi. The Trust owns approximately 70.6% of the outstanding Common Shares of the Fund and intends to vote all of its shares "FOR" the election of each Trust
Nominee.

     Holders of the Fund's Preferred Shares are entitled, as a class, to the exclusion of the holders of all other classes of stock of the Fund, to elect two
Directors of the Fund (regardless of the total number of Directors serving on the Fund's Board of Directors). The two Trust Nominees to be elected by holders of Preferred Shares are Richard I. Barr, a Class II Trust Nominee, and Susan L.
Ciciora, a Class III Trust Nominee.

BACKGROUND OF THE MEETING

     In 2004, the Trust instituted a tender offer for the Common Shares of the
Fund. As a defensive measure, the Fund initiated legal action against the Trust and other defendants in the United States District Court for the District of
Maryland styled Neuberger Berman Real Estate Income Fund Inc. v. Lola Brown
Trust No. 1B, et al., Civ. No. 04-3056 (AMD) (the "Litigation"). In May 2007,
the court issued a decision in the Litigation and the Trust and the Fund entered into settlement discussions. In August 2007, the Fund and Trust entered into a settlement agreement (the "Settlement Agreement"), pursuant to which the Trust would amend its tender offer to be for 100% of the outstanding Common Shares at
99% of the net asset value per Common Share at the close of business on the day the tender offer was completed (the "Revised Tender Offer"). Under the terms of the Settlement Agreement, if the Trust was able to complete the Revised Tender
Offer, the Board would call a meeting of stockholders to vote on the election of three nominees proposed by the Trust. Nevertheless, the parties have agreed to call the Meeting to vote on five nominees proposed by the Trust. Under the
Settlement Agreement, the meeting would be held as promptly as practicable following the conclusion of the Revised Tender Offer. The Revised Tender Offer
was successfully concluded on September 14, 2007, at which time approximately
59% of the Common Shares were tendered to the Trust. As a result of the Revised Tender Offer, together with the Shares it held prior to the
Revised Tender Offer, the Trust now owns 70.6% of the Common Shares.
Accordingly, the Meeting is being called pursuant to the terms of the Settlement
Agreement for the purpose of proposing the Trust Nominees for election to the
Board.

     Under the terms of the Settlement Agreement, upon election of Trust
Nominees at the Meeting, (i) all of the other then-incumbent officers and Board members will resign, (ii) NB Management will resign as administrator to the
Fund, and (iii) NB Management and Neuberger Berman (collectively, the "NB
Affiliates") will resign as investment adviser and sub-adviser to the Fund, respectively.

HOW THE FUND WILL LOOK AFTER THE MEETING

     Under the terms of the Settlement Agreement, certain actions are required to be taken after the Meeting that are likely to affect the manner in which the
Fund will be managed in the future. As mentioned above, upon election of Trust
Nominees, all of the incumbent officers and directors and the NB Affiliates will resign. At a special meeting of the Board to be held on the same day as the
Meeting, the Fund has been advised that persons affiliated with the Trust are expected to make a number of substantive recommendations to the newly elected
Trust Nominees (the "New Board"), including, but not limited to, the following:

     1. NAME CHANGE. Under the Settlement Agreement, after the election of the
        Trust Nominees, the Fund is obligated to change its name such that it does not contain the term "Neuberger Berman." Under Maryland law, the
        Board is authorized to change the name of the Fund without stockholder approval. The Fund is likely to change its current New York Stock
        Exchange ("NYSE") ticker symbol, NRL, at some point as well.

     2. REDUCTION IN SIZE OF BOARD AND APPOINTMENT OF DIRECTORS. The present size of the Board is 16 members. The New Board will be asked to reduce the size of the Board to five members.

     3. APPOINTMENT OF INTERIM ADVISERS. The New Board will be asked to consider
        Boulder Investment Advisers, LLC and Stewart Investment Advisers (also known as Stewart West Indies Trading Company Ltd.) (the "Boulder
        Advisers") as interim advisers to the Fund. The Boulder Advisers are presently the advisers to BTF and BIF. Under the 1940 Act, an interim advisory contract may not have a duration of greater than 150 days.
        Accordingly, the Boulder Advisers must be approved by stockholders within 150 days of their appointment by the New Board.

     4. APPOINTMENT OF NEW ADMINISTRATOR. The New Board will be asked to consider Fund Administrative Services, LLC ("FAS"), an affiliate of the
        Trust, and State Street Bank and Trust Company as the co-administrators to the Fund (the "Co-Administrators"). The Co-Administrators are co-
        administrators to the Boulder Funds.

     5. CHANGE IN INVESTMENT OBJECTIVE AND CONCENTRATION POLICY. The New Board
        will be asked to change the Fund's present investment objective and concentration policy so that it may invest in a much broader range of companies. Under the 1940 Act, any such change will have to be approved by stockholders before it is implemented.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

STRUCTURE OF THE BOARD

     The Board is divided into three classes, designated as Class I, Class II and Class III, for purposes of election. One class is normally elected at each annual meeting of stockholders and directors in each class serve for a three-year term. Normally, because the Board is divided into classes for purposes of election, only those directors in any one class may be changed in any one year, and it would require two years or more to change a majority of the
Board. However, the Fund's Bylaws provide that, upon the death, resignation or removal of a director, any vacancy may be filled by a majority of the directors then in office. If the stockholders of any class of the Fund's capital stock are entitled separately to elect one or more directors, a majority of the remaining directors elected by that class (if any) may fill any vacancy among the number of directors elected by that class. The current Board consists of sixteen persons, none of whom are candidates for election. The current Class II
Directors have not stood for re-election. Under the terms of the Settlement
Agreement, the remaining current Directors will resign effective upon the election of Trust Nominees.

     The Fund's current Board met 13 times during the fiscal year ended October
31, 2006. Each current Director who was a Director during fiscal year 2006 attended at least 75% of the total number of meetings of the Board and of any committee of which he or she was a member. Information regarding the Fund's current corporate governance structure as well as other information about the current Board appears in Appendix A to this Proxy Statement. Information in this
Proxy Statement regarding the Trust Nominees, potential officers, and potential changes in structure has been provided by the Trust and not separately verified by the Fund.

INFORMATION REGARDING THE TRUST NOMINEES

     The following tables set forth certain information regarding each Trust
Nominee provided by the Trust. In the unanticipated event that any of the Trust
Nominees should be unable to serve, the persons named in the accompanying proxy card(s) have discretionary authority to vote in favor of a substitute nominee or nominees as may be proposed by the Board. Unless otherwise noted, each Trust
Nominee has engaged in the principal occupation listed in the following table for five years or more. The business address of each listed person is 2344
Spruce Street, Suite A, Boulder, Colorado 80302.

________________________________________________________________________________________________________________

                                                                                                   NUMBER OF
                                                                                                   PORTFOLIOS IN
                                                                                                   THE BOULDER
                                POSITION, LENGTH OF           PRINCIPAL OCCUPATION(S) AND          FUND COMPLEX
                                TERM SERVED, AND              OTHER DIRECTORSHIPS HELD             OVERSEEN BY
NAME, AGE                       TERM OF OFFICE                DURING THE PAST FIVE YEARS           NOMINEE
________________________________________________________________________________________________________________

Name of Trust Nominee for Independent Fund Director
________________________________________________________________________________________________________________

Richard I. Barr (69)            Candidate for                 Retired. Manager,                          3
                                Election as a                 Advantage Sales and
                                Class II Director             Marketing, Inc. (food
                                                              brokerage), 1963-2001;
                                                              Director, BIF since 2002;
                                                              Director of BTF since 1999
                                                              and Chairman of the Board
                                                              since 2003; Director of FF
                                                              since 2001.

Dr. Dean L. Jacobson            Candidate for                 Founder and President of                   3
(68)                            Election as a                 Forensic Engineering, Inc.
                                Class III Director            (engineering investigations);
                                                              Professor Emeritus at
                                                              Arizona State University,
                                                              since 1997; Professor of
                                                              Engineering at Arizona
                                                              State University, prior to
                                                              1997; Director of BIF since
                                                              2006; Director of BTF since
                                                              2004; Director of FF since
                                                              2003.

Joel W. Looney (45)             Candidate for                 Partner, Financial                         3
                                Election as a                 Management Group, LLC
                                Class I Director              (investment adviser), since
                                                              July 1999; CFO, Bethany
                                                              College, 1995-1999;
                                                              Director, BIF since 2002
                                                              and Chairman of the Board
                                                              since 2004; Director of BTF,
                                                              since 2001; Director and
                                                              Chairman of the Board of
                                                              FF, since 2003.
________________________________________________________________________________________________________________

Name of Trust Nominee for Interested Director *
________________________________________________________________________________________________________________

Susan L. Ciciora*(42)           Candidate for                 Trustee of the Trust and                   3
                                Election as a                 Ernest Horejsi Trust;
                                Class III Director            Director, Horejsi Charitable
                                                              Foundation, Inc. (private
                                                              charitable foundation), since
                                                              1997; Director of BIF, since
                                                              2006; Director of BTF, since
                                                              2001; and Director of FF,
                                                              since 2003.
________________________________________________________________________________________________________________

________________________________________________________________________________________________________________

                                                                                                   NUMBER OF
                                                                                                   PORTFOLIOS IN
                                                                                                   THE BOULDER
                                POSITION, LENGTH OF           PRINCIPAL OCCUPATION(S) AND          FUND COMPLEX
                                TERM SERVED, AND              OTHER DIRECTORSHIPS HELD             OVERSEEN BY
NAME, AGE                       TERM OF OFFICE                DURING THE PAST FIVE YEARS           NOMINEE
________________________________________________________________________________________________________________

Name of Trust Nominee for Interested Director *
________________________________________________________________________________________________________________

John S. Horejsi*(39)            Candidate for                 Director, Horejsi Charitable               3
                                Election as a                 Foundation (private
                                Class II Director             charitable foundation), since
                                                              1997; Director of BIF, since
                                                              2004; Director of BTF, since
                                                              2006; and Director of FF,
                                                              since 2006.
________________________________________________________________________________________________________________

*    Mr. Horejsi and Ms. Ciciora will become "interested persons" of the Fund by virtue of their relationship with Stewart Horejsi, an employee of BIA and SIA.

VOTE REQUIRED

     Dr. Dean L. Jacobson, Joel W. Looney and John S. Horejsi each must be elected by the holders of a plurality of the votes cast of the Fund's outstanding Common Shares and Preferred Shares, voting together. Richard I. Barr and Susan L. Ciciora must be elected by holders of a plurality of the votes cast of the Fund's outstanding Preferred Shares, voting as a separate class. Unless a contrary specification is made on executed proxy card(s), shares will be voted
FOR each Nominee.

COMMITTEES OF THE BOARDS OF THE BOULDER FUNDS

     If the Fund's stockholders elect the Trust Nominees, the Trust has indicated that it is expected that the New Board will adopt a governance structure similar to that of the Boulder Funds. The Boulder Funds have established two standing committees, which are described below.

     AUDIT COMMITTEE. The purpose of each Boulder Fund's Audit Committee is to assist with Board oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence and the performance of the Fund's independent auditors. Each Audit Committee reviews the scope and results of its respective Fund's annual audit with the Fund's independent accountants and recommends the engagement of such accountants. Management, however, is responsible for the preparation, presentation and integrity of each Boulder
Fund's financial statements, and the independent accountants are responsible for planning and carrying out proper audits and reviews. The Board of Directors of each Boulder Fund adopted a written charter for the Audit Committee, which was most recently amended on January 23, 2004. A copy of one of such Audit Committee
Charters is attached as Appendix B.

     The Audit Committees of the Boulder Funds are composed entirely of the
Funds' independent directors; currently their members are Dr. Jacobson and
Messrs. Looney and Barr. The Board of Directors of each Boulder Fund has determined that Joel Looney qualifies as an "audit committee financial expert,"
as defined under the Securities and Exchange Commission's Regulation S-K, Item
401(h). Each Audit Committee is in compliance with applicable listing requirements for closed-end fund audit committees, including the requirement that all members of the audit committee be "financially literate" and that at least one member of the audit committee have "accounting or related financial management expertise," as determined by the Board. The Audit Committee is required to conduct its operations in accordance with applicable requirements of the Sarbanes-Oxley Act, and the members of the Audit Committee are subject to the fiduciary duty to exercise reasonable care in carrying out their duties.
Each member of the Audit Committee is independent, as that term is defined by the NYSE Listing Standards.

    NOMINATING COMMITTEE. The Board of Directors of each Boulder Fund has a
Nominating Committee composed of the Fund's independent Directors, consisting of
Dr. Jacobson and Messrs. Looney and Barr, which is responsible for considering candidates for election to the Board in the event a position is vacated or created. Each member of each Nominating Committee is independent, as that term is defined by the NYSE Listing Standards. The Board of Directors of each Boulder
Fund has adopted a charter for the Nominating Committee that is available on the following website, www.boulderfunds.net.

     The Nominating Committees for the Boulder Funds do not have a formal process for identifying candidates. Each Nominating Committee takes into consideration such factors as it deems appropriate when nominating candidates.
These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

     Each Nominating Committee will consider all qualified candidates in the same manner. The Nominating Committee of each Boulder Fund may modify its policies and procedures for director nominees and recommendations in response to changes in the Fund's circumstances, and as applicable legal or listing standards change.

     The Nominating Committee would consider director candidates recommended by stockholders (if a vacancy were to exist) and submitted in accordance with applicable law and procedures as described in this Proxy Statement. Such recommendations should be forwarded to the Secretary of the Fund.

     The Boulder Funds do not have compensation committees.

DIRECTOR ATTENDANCE AT STOCKHOLDER MEETINGS

     The Fund does not have a policy on Director attendance at the annual or special meetings of stockholders. One Board member attended the 2007 special meeting of stockholders. The Trust has indicated that none of the Trust Nominees intend to attend the Meeting.

OWNERSHIP OF SECURITIES BY TRUST NOMINEES

     Set forth below is the dollar range of equity securities owned by each
Trust Nominee as reported by the Boulder Funds.

                                                      AGGREGATE DOLLAR RANGE OF EQUITY
                                                      SECURITIES IN ALL REGISTERED
                         DOLLAR RANGE OF EQUITY       INVESTMENT COMPANIES OVERSEEN BY
                         SECURITIES OWNED IN THE      DIRECTOR IN THE BOULDER FUND FAMILY
NAME OF DIRECTOR         FUND                         OF INVESTMENT COMPANIES
_________________________________________________________________________________________

Trust Nominees for Independent Fund Director
_________________________________________________________________________________________

Joel W. Looney           None                         Over $100,000
Dr. Dean L. Jacobson     None                         Over $100,000
Richard I. Barr          None                         $50,001 - $100,000
_________________________________________________________________________________________

Trust Nominees for Directors who are "Interested Persons"
_________________________________________________________________________________________

Susan L. Ciciora         None                         Over $100,000
John S. Horejsi          None                         Over $100,000
_________________________________________________________________________________________

*    Valuation as of August 10, 2007.

INDEPENDENT FUND DIRECTORS' OWNERSHIP OF SECURITIES

     As of October 5, 2007, no current Independent Fund Director or Trust
Nominee for Independent Fund Director (or his/her immediate family members)
owned securities of NB Management or Neuberger Berman or securities in an entity controlling, controlled by or under common control with NB Management or
Neuberger Berman (not including registered investment companies). As of October
5, 2007, no Trust Nominee owned securities of BIA or SIA or securities in an entity controlling, controlled by or under common control with BIA or SIA.

OFFICERS OF THE FUND

     Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. If the Trust Nominees are elected, the Fund has been advised that persons affiliated with the Trust are expected to recommend that the following individuals be appointed by the New Board. Except as otherwise noted, each individual has held the positions shown in the table below for at least the last five years. The business address of each listed person is 2344
Spruce Street, Suite A, Boulder, CO 80302.

_______________________________________________________________________________________________

                          POSITION AND LENGTH OF
NAME AND AGE              TIME SERVED                PRINCIPAL OCCUPATION(S)
_______________________________________________________________________________________________

Stephen C. Miller (55)    President (proposed)       President of and General Counsel for
                                                     Boulder Investment Advisers, LLC
                                                     ("BIA"), since 1999; Manager, FAS,
                                                     since 1999; Vice President, Stewart
                                                     Investment Advisers ("SIA"), since
                                                     1999; Director and President of BTF
                                                     since 1999 (resigned as Director in
                                                     2004); Director and President of BIF,
                                                     since 2002 (resigned as Director
                                                     in 2004); Director, Chairman and
                                                     President of FF since 2003 (resigned
                                                     as Director and Chairman in 2004);
                                                     Chief Compliance Officer for BIA,
                                                     SIA, BTF and BIF from October 2004
                                                     to August 2007; officer of various
                                                     other Horejsi Affiliates; Of Counsel,
                                                     Krassa & Miller, LLC, since 1991.
_______________________________________________________________________________________________

Carl D. Johns (44)        Chief Financial Officer,   Vice President and Treasurer of
                          Chief Accounting Officer,  BIA and Assistant Manager of FAS,
                          Vice President and         since 1999; Vice President, Chief
                          Treasurer (proposed)       Financial Officer, Chief Accounting
                                                     Officer and Treasurer of BTF since
                                                     1999; Vice President, Chief Financial
                                                     Officer, Chief Accounting Officer
                                                     and Treasurer of BIF since 2002;
                                                     Vice President, Chief Financial
                                                     Officer, Chief Accounting Officer
                                                     and Treasurer of FF since 2003.
_______________________________________________________________________________________________

Stephanie Kelley (50)     Secretary (proposed)       Secretary of BTF, since 2000;
                                                     Secretary of BIF, since 2002;
                                                     Secretary of FF, since 2003; Assistant
                                                     Secretary and Assistant Treasurer of
                                                     various Horejsi Affiliates; employee
                                                     of FAS, since 1999.
_______________________________________________________________________________________________

Nicole L. Murphey (30)    Assistant Secretary        Assistant Secretary of BTF, since 2000;
                          (proposed)                 Assistant Secretary of BIF, since 2002;
                                                     Assistant Secretary of FF since 2003;
                                                     employee of FAS, since 1999.
_______________________________________________________________________________________________

Joel L. Terwilliger (38)  Chief Compliance Officer   Associate General Counsel for BIA,
                          (proposed)                 SIA, FAS, BIF, BTF, and FF, since
                                                     2006; Chief Compliance Officer
                                                     of BIF, BTF, and FF, since August
                                                     2007; Senior Associate/Managing
                                                     Counsel, Great-West Life & Annuity
                                                     Insurance Company, 2002-2006.
_______________________________________________________________________________________________
                                             10

COMPENSATION OF DIRECTORS

     If the Trust Nominees are elected, the Fund has been advised that affiliates of the Trust would support as compensation to the Trust Nominees the same compensation that they receive for serving as directors of BIF. Each director of BIF who is not a director, officer, or employee of the Boulder
Advisers, FAS, or any of their affiliates, receives a fee of $8,000 per annum plus $3,000 for each in person meeting of the Board of Directors and $500 for each telephonic meeting of the Board. In addition, the Chairman of the Board and the Chairman of the Audit Committee of each Boulder Fund receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. Each independent director of the Boulder Funds is reimbursed for travel and out-of-pocket expenses associated with attending Board and Committee meetings.
No person other than the independent directors currently receives compensation from the Boulder Funds for acting as a Director or officer.

     The following table sets forth information concerning the compensation of the directors of the Boulder Funds for the fiscal year ended March 31, 2007. The
Boulder Funds do not have any pension or retirement plan for their directors.

                             TABLE OF COMPENSATION

                                  TOTAL COMPENSATION FROM REGISTERED INVESTMENT
                                   COMPANIES IN THE BOULDER FUND COMPLEX PAID TO
     NAME AND POSITION                    DIRECTORS FOR YEAR ENDED 3/31/07
________________________________________________________________________________

Independent Fund Directors
________________________________________________________________________________

Dean Jacobson                                          $84,000
     Director
Richard I. Barr                                        $97,000
     Director and Chairman of
     the Board
Joel W. Looney                                         $71,826
     Director
________________________________________________________________________________

Directors who are "Interested Persons"
________________________________________________________________________________

Susan L. Ciciora                                       $     0
     Director
John S. Horejsi
     Director                                          $     0
________________________________________________________________________________

                           INFORMATION ON THE FUND'S
                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Ernst & Young LLP ("Ernst & Young") audited the financial statements for the fiscal year ended October 31, 2006 for the Fund. Ernst & Young, 200
Clarendon Street, Boston, MA 02116, serves as the independent registered public accounting firm for the Fund and provides audit services, tax compliance services and assistance and consultation in connection with the review of the
Fund's filings with the SEC. In the opinion of the Audit Committee, the services provided by Ernst & Young are

                                       11

compatible with maintaining the independence of the Fund's independent registered public accounting firm. The Board of Directors of the Fund has selected Ernst & Young as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2007. Ernst & Young has served as the Fund's independent registered public accounting firm since the Fund's inception. Ernst & Young has informed the Fund that it has no material direct or indirect financial interest in the Fund.

     Representatives of Ernst & Young are not expected to be present at the
Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES

     The aggregate fees billed by Ernst & Young for the audit of the annual financial statements of the Fund for the fiscal years ended October 31, 2006 and
October 31, 2005 and for the review of the financial statements included in the
Fund's regulatory filings during such years were $33,500 and $31,250, respectively.

AUDIT-RELATED FEES

     The aggregate audit-related fees billed by Ernst & Young for the fiscal years ended October 31, 2006 and October 31, 2005, for performing agreed-upon procedures for the Preferred Shares of the Fund, were $6,250 and $6,000, respectively.

TAX FEES

     The aggregate fees billed by Ernst & Young for the fiscal years ended
October 31, 2006 and October 31, 2005, for tax compliance, tax advice, and tax planning, were $9,500 and $8,700, respectively.

ALL OTHER FEES

     Aggregate fees billed by Ernst & Young during the fiscal years ended
October 31, 2006 and October 31, 2005, for other services provided to the Fund, were $0 and $0, respectively.

     Aggregate fees billed by Ernst & Young during the fiscal years ended
October 31, 2006 and October 31, 2005, for non-audit services to the Fund, NB
Management and Neuberger Berman, were $141,750 and $175,350, respectively.

     The Audit Committee has considered these fees and the nature of the services rendered, and has concluded that they are compatible with maintaining the independence of Ernst & Young. The Audit Committee did not approve any of the services described above pursuant to the "de minimis exceptions" set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X. Ernst &
Young did not provide any audit-related services, tax services or other non-audit services to NB Management or Neuberger Berman that the Audit Committee was required to approve pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

                                       12

                              GENERAL INFORMATION

MARYLAND CONTROL SHARE ACQUISITION ACT

     In September 2004, the Fund opted into the Maryland Control Share
Acquisition Act ("MCSAA"). In the opinion issued in the Litigation on May 8,
2007 (the "Opinion"), the court upheld the Fund's reliance on the MCSAA.
Generally, the MCSAA provides that holders of "control shares" of a Maryland corporation acquired in a control share acquisition may not vote those shares except to the extent approved by stockholders at a special meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquiror and by officers or directors who are employees of the corporation). "Control shares" are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within certain statutorily-defined ranges
(one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). Accordingly, except as provided in the
Opinion and as further described herein, the Fund will not deem any votes submitted by or on behalf of any Person, as defined in the MCSAA, with respect to Shares in excess of ten percent of the outstanding Shares, as being voted on any proposal properly before the Meeting.

     In connection with the Settlement Agreement (i) the Fund amended the Rights
Agreement between the Fund and The Bank of New York, as Rights Agent, dated as of July 16, 2007 (the "Rights Plan"), so that the Revised Tender Offer would not trigger the separation or exercise of the rights (as described in the Rights
Plan) or any adverse event under the Rights Plan (namely that the Trust would not be deemed to be an "Acquiring Person" (as defined in the Rights Plan) solely by virtue of the Revised Tender Offer) and (ii) the Board amended the Fund's bylaws in accordance with Section 3-702(b) of the MCSAA so that the provisions of the MCSAA would not apply to the voting rights of the shares of common stock that were acquired by the Trust. Accordingly, all of the Shares owned by the
Trust as described above may be voted by the Trust at the Meeting.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended
("1934 Act"), Section 30(h) of the 1940 Act and Securities and Exchange
Commission ("SEC") regulations thereunder, certain of the Fund's officers and the Fund's Directors and portfolio managers, persons owning more than 10% of the
Fund's common stock and certain officers and directors of the Fund's investment manager and sub-adviser are required to report their transactions in the Fund's stock to the SEC and the NYSE. Based solely on the review by the Fund of the copies of Forms 3, 4 and 5 under the 1934 Act received by the Fund during its fiscal year ended October 31, 2006, the Fund does not know of any such person who failed to report these transactions on a timely basis.

                                       13

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information regarding the beneficial ownership of the Shares as of the Record Date by each person who may be deemed by the Fund to beneficially own 5% or more of the Common Stock.

                                NUMBER OF
                                  COMMON               NUMBER OF COMMON
                              SHARES DIRECTLY        SHARES BENEFICIALLY      PERCENTAGE BENEFICIALLY
     NAME OF OWNER *              OWNED                    OWNED                    OWNED
_____________________________________________________________________________________________________

Lola Brown Trust No. 1B *       2,935,913                2,935,913                  70.6%
_____________________________________________________________________________________________________

*    Based on Amendment No. 16 to Schedule TO filed by the Trust on September 17, 2007.

     In addition, the Directors and officers of the Fund, in the aggregate, owned less than 1% of each class of the Fund's outstanding Shares as of the
Record Date.

OTHER MATTERS TO COME BEFORE THE MEETING

     No business, other than as set forth above, is expected to come before the
Meeting. Should any other matters requiring a vote of stockholders properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of the Fund.

REPORTS TO STOCKHOLDERS

     The Fund's Annual Report to stockholders for the fiscal year ended October
31, 2006, which contains the Fund's audited financial statements, and the Fund's
Semiannual Report for the fiscal period ended April 30, 2007, have been mailed to stockholders and may be obtained without charge from the Fund's website at
www.nb.com, by writing NB Management at 605 Third Avenue, 2 (nd) Floor, New
York, New York 10158-0180 or by calling the Fund at 877-461-1899.

STOCKHOLDER PROPOSALS

     The Fund's Bylaws require stockholders wishing to nominate Directors or make proposals to be voted on at the Fund's annual meeting of stockholders to provide notice of the nominations or proposals in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Fund.
The Secretary must receive any nomination or proposal sought to be considered at the annual meeting of stockholders in 2008 no later than January 15, 2008 and such nomination or proposal must satisfy the other requirements of the federal securities laws. If the Trust Nominees are elected, such nomination or proposal should be sent to the Fund's Secretary at 2344 Spruce Street, Suite A, Boulder,
CO 80302. Timely submission of a nomination or proposal does not guarantee that such nomination or proposal will be included. The chairperson of the Meeting may refuse to acknowledge a nomination or other proposal by a stockholder that is not made in the manner described above.

                                       14

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Fund, c/o its Secretary, at 605 Third Avenue New York,
New York 10158, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy
Statement you wish to receive in order to supply copies to such beneficial owners of shares.

ADVISER AND ADMINISTRATOR

     NB Management currently serves as the investment manager and administrator to the Fund. NB Management is located at 605 Third Avenue, New York, New York
10158-0180. NB Management currently retains Neuberger Berman, 605 Third Avenue,
New York, New York 10158-3698, as sub-adviser with respect to the Fund.
Neuberger Berman and NB Management are indirect wholly owned subsidiaries of
Lehman Brothers Holdings Inc., a publicly held company. As discussed above, if the Trust Nominees are elected, NB Management and Neuberger Berman will resign effective as of the date of the Meeting.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

     Stockholders currently may send communications that they would like to direct to the Board or to an individual director of the Fund to the attention of
Chamaine Williams, Chief Compliance Officer of the Fund, Neuberger Berman Funds,
605 Third Avenue, 21 (st) Floor, New York, NY, 10158-0180. The Board has
directed Ms. Williams to send such communications to the chairperson of the
Fund's Ethics and Compliance Committee. Nominee recommendations and stockholder proposals currently should be directed to the attention of Claudia A. Brandon,
Secretary of the Fund, Neuberger Berman Funds, 605 Third Avenue, 21 (st) Floor,
New York, NY, 10158-0180. If the Trust Nominees are elected, communications with the Board should be sent to the Board at the new address of the Fund, 2344
Spruce Street, Suite A, Boulder, CO 80302. If the Trust Nominees are elected, any nominee recommendation and stockholder proposal should be sent to the Fund's
Secretary at 2344 Spruce Street, Suite A, Boulder, CO 80302.

                               VOTING INFORMATION

RECORD DATE

     Holders of Common Shares and Preferred Shares of record on the Record Date are entitled to be present and to vote at the Meeting. Each stockholder will have one vote for each Share held on the Record Date. On the Record Date, the
Fund had 4,157,116.626 Common Shares and 1,680 Preferred Shares outstanding and entitled to vote, totaling 4,158,796.626 Shares outstanding.

                                       15

VOTE REQUIRED

     Dr. Dean L. Jacobson, Joel W. Looney and John S. Horejsi each must be elected by the holders of a plurality of the votes cast of the Fund's outstanding Common Shares and Preferred Shares, voting together. Richard I. Barr and Susan L. Ciciora must be elected by holders of a plurality of the votes cast of the Fund's outstanding Preferred Shares, voting as a separate class. Unless a contrary specification is made on executed proxy card(s), shares will be voted
FOR each Nominee.

VOTING INSTRUCTIONS FOR SHARES HELD IN YOUR NAME

     Any stockholder holding shares in his or her name as record holder may vote shares by proxy through the mail as described on the enclosed proxy card(s). A properly completed and submitted proxy card will be voted in accordance with the stockholder's instructions, unless those instructions are subsequently revoked.
If no choice is specified, shares will be voted FOR the election of the nominees and FOR or AGAINST any other matters acted upon at the Meeting in the discretion of the persons named as proxies. Any stockholder who attends the Meeting and wishes to vote in person will be given a ballot prior to the vote.

VOTING INSTRUCTIONS FOR SHARES HELD IN "STREET NAME"

     Any stockholder holding shares through a broker may vote his or her proxy through the mail, internet or telephone as described in the enclosed proxy card(s). Any stockholder who attends the Meeting and wishes to vote in person will be given a ballot prior to the vote. However, if shares are held in the name of a broker, bank or other nominee, the stockholder must bring a letter from the nominee indicating that the stockholder is the beneficial owner of the shares on the Record Date and authorizing the stockholder to vote.

REVOKING A PROXY

     Any stockholder giving a proxy has the power to revoke it prior to its exercise in one of three ways: (1) by submission of a proxy card with a later date; (2) by voting in person at the Meeting; or (3) by submitting a letter stating that the proxy is revoked to Claudia A. Brandon, Secretary of the Fund,
Neuberger Berman Funds, 605 Third Avenue, New York, New York 10158-0180.
Presence at the Meeting alone does not revoke a previously executed and returned proxy card.

QUORUM; ADJOURNMENT

     The presence at the Meeting, in person or by proxy, of stockholders entitled to vote at least 33 1/3% of the shares outstanding and entitled to vote at the Meeting is required for a quorum.

     If a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Subject to the rules established by the Chairman of the Meeting, the holders

                                       16

of a majority of the Shares entitled to vote at the Meeting and present in person or by proxy may vote to adjourn, or, if no stockholder entitled to vote is present in person or by proxy, any officer present entitled to preside or act as secretary of the Meeting may adjourn the Meeting without determining the date of the meeting. In the former case, the persons named as proxies will vote in their discretion those proxies that they are entitled to vote "FOR" or
"AGAINST" any proposal. If a quorum is present at the Meeting, the Chairman of the Meeting may adjourn the Meeting if sufficient votes are not received or for any other reason. A stockholder vote may be taken on the nominations in this
Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     The Fund expects that broker-dealer firms holding Shares in "street name"
for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on each proposal at the
Meeting. The Fund understands that, under the rules of the NYSE and the American
Stock Exchange, if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions, such broker-dealers may have the authority to vote these proxies on an uncontested election of Directors for the Fund but will not have the authority to vote on a contested election of Directors for the Fund. Certain broker-dealer firms may exercise discretion over Shares held in their names for which no instructions are received by voting such Shares in the same proportion as they have voted
Shares for which they have received instructions.

     In tallying stockholder votes, abstentions and "broker non-votes" (i.e.,
Shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either
(i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) will have no effect on the election of the Directors because the required vote is a plurality of the votes cast.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS ARE
THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD(S) AS SOON AS
POSSIBLE IN THE MANNER DESCRIBED IN THE ENCLOSED PROXY CARD(S). A STOCKHOLDER
HOLDING SHARES IN "STREET NAME" MAY ALSO VOTE HIS OR HER PROXY BY TELEPHONE OR
THE INTERNET AS DESCRIBED IN THE ENCLOSED PROXY CARD(S).

                                             By order of the Board of Directors,

                                             /s/ Claudia A. Brandon
                                             Claudia A. Brandon
                                             Secretary

                                       17

                                                                      APPENDIX A

                INFORMATION REGARDING CURRENT FUND DIRECTORS AND
                                BOARD STRUCTURE

     Set forth below is information about the current Directors, none of whom is a candidate for re-election.

________________________________________________________________________________________________________________

NAME, AGE, POSITION,                                            NUMBER OF PORTFOLIOS        OTHER DIRECTORSHIPS
TERMS OF OFFICE, (1) AND                                        IN FUND COMPLEX             HELD OUTSIDE FUND
LENGTH OF TIME SERVED        PRINCIPAL OCCUPATION(S)            OVERSEEN BY DIRECTOR (2)    COMPLEX BY DIRECTOR
________________________________________________________________________________________________________________

                                                     CLASS I
________________________________________________________________________________________________________________

Independent Fund Directors
________________________________________________________________________________________________________________

Faith Colish (71)            Counsel, Carter                              60                Formerly, Director
Director                     Ledyard & Milburn                                              (1997 to 2003) and
Since inception              LLP (law firm)                                                 Advisory Director
                             since October                                                  (2003 to 2006),
                             2002; formerly,                                                ABA Retirement
                             Attorney-at-Law                                                Funds (formerly,
                             and President, Faith                                           American Bar
                             Colish, A Professional                                         Retirement
                             Corporation, 1980 to                                           Association)
                             2002.                                                          (not-for-profit
                                                                                            membership
                                                                                            corporation).
________________________________________________________________________________________________________________

Michael M. Knetter (47)      Dean, School of                              60                Trustee,
Director                     Business, University of                                        Northwestern
Since February 2007          Wisconsin - Madison;                                           Mutual Series
                             formerly, Professor                                            Fund, Inc. since
                             of International                                               February 2007;
                             Economics and                                                  Director, Wausau
                             Associate Dean,                                                Paper since 2005;
                             Amos Tuck School of                                            Director, Great
                             Business - Dartmouth                                           Wolf Resorts since
                             College, 1998 to 2002.                                         2004.
________________________________________________________________________________________________________________

Cornelius T. Ryan (75)       Founding General                             60                None.
Director                     Partner, Oxford
Since inception              Partners and Oxford
                             Bioscience Partners
                             (venture capital
                             investing) and President,
                             Oxford Venture Corporation
                             since 1981.
________________________________________________________________________________________________________________
                                                  A-1

________________________________________________________________________________________________________________

NAME, AGE, POSITION,                                            NUMBER OF PORTFOLIOS        OTHER DIRECTORSHIPS
TERMS OF OFFICE, (1) AND                                        IN FUND COMPLEX             HELD OUTSIDE FUND
LENGTH OF TIME SERVED        PRINCIPAL OCCUPATION(S)            OVERSEEN BY DIRECTOR (2)    COMPLEX BY DIRECTOR
________________________________________________________________________________________________________________

Peter P. Trapp (62)          Retired; formerly,                           60                None.
Director                     Regional Manager for
Since inception              Mid-Southern Region,
                             Ford Motor Credit
                             Company, September
                             1997 to 2007;
                             formerly, President,
                             Ford Life Insurance
                             Company, April 1995
                             to August 1997.
________________________________________________________________________________________________________________

Director who is an "Interested Person"*
________________________________________________________________________________________________________________

Peter E. Sundman*(48)        Executive Vice                               60                Director and
Chief Executive Officer,     President, Neuberger                                           Vice President,
Director and Chairman        Berman Inc. (holding                                           Neuberger &
of the Board                 company) since 1999;                                           Berman Agency,
Since inception              Head of Neuberger                                              Inc. since 2000;
                             Berman Inc.'s Mutual                                           formerly, Director,
                             Funds Business                                                 Neuberger Berman
                             (since 1999) and                                               Inc. (holding
                             Institutional Business                                         company), October
                             (1999 to October                                               1999 to March
                             2005); responsible                                             2003; Trustee, Frost
                             for Managed                                                    Valley YMCA;
                             Accounts Business                                              Trustee, College of
                             and intermediary                                               Wooster.
                             distribution since
                             October 1999; President
                             and Director, NB
                             Management since 1999;
                             Managing Director,
                             Neuberger Berman
                             since 2005; formerly,
                             Executive Vice President,
                             Neuberger Berman, 1999 to
                             December 2005; formerly,
                             Principal, Neuberger Berman,
                             1997 to 1999; formerly,
                             Senior Vice President,
                             NB Management, 1996 to
                             1999.
________________________________________________________________________________________________________________

                                       A-2

________________________________________________________________________________________________________________

NAME, AGE, POSITION,                                            NUMBER OF PORTFOLIOS        OTHER DIRECTORSHIPS
TERMS OF OFFICE, (1) AND                                        IN FUND COMPLEX             HELD OUTSIDE FUND
LENGTH OF TIME SERVED        PRINCIPAL OCCUPATION(S)            OVERSEEN BY DIRECTOR (2)    COMPLEX BY DIRECTOR
________________________________________________________________________________________________________________

                                                     CLASS II
________________________________________________________________________________________________________________

Independent Fund Directors
________________________________________________________________________________________________________________

John Cannon (77)             Consultant; formerly,                        60                Independent
Director                     Chairman, CDC                                                  Trustee or Director
Since inception              Investment Advisers                                            of three series of
                             (registered investment                                         Oppenheimer
                             adviser), 1993                                                 Funds: Limited
                             to January 1999;                                               Term New York
                             formerly, President                                            Municipal Fund,
                             and Chief Executive                                            Rochester Fund
                             Officer, AMA                                                   Municipals, and
                             Investment Advisors,                                           Oppenheimer
                             an affiliate of the                                            Convertible
                             American Medical                                               Securities Fund
                             Association.                                                   since 1992.
________________________________________________________________________________________________________________

C. Anne Harvey (70)          President, C.A. Harvey                       60                Formerly,
Director                     Associates since                                               President, Board
Since inception              October 2001;                                                  of Associates
                             formerly, Director,                                            to The National
                             AARP, 1978 to                                                  Rehabilitation
                             December 2001.                                                 Hospital's Board
                                                                                            of Directors, 2001
                                                                                            to 2002; formerly,
                                                                                            Member, Individual
                                                                                            Investors Advisory
                                                                                            Committee to the
                                                                                            New York Stock
                                                                                            Exchange Board of
                                                                                            Directors, 1998 to
                                                                                            June 2002.
________________________________________________________________________________________________________________

George W. Morriss (59)       Formerly, Executive                          60                Manager, Old
Director                     Vice President and                                             Mutual 2100 fund
Since February 2007          Chief Financial                                                complex (consisting
                             Officer, People's Bank                                         of six funds) since
                             (a financial services                                          October 2006 for
                             company), 1991 to                                              four funds and
                             2001.                                                          since February
                                                                                            2007 for two funds.
________________________________________________________________________________________________________________
                                                      A-3

________________________________________________________________________________________________________________

NAME, AGE, POSITION,                                            NUMBER OF PORTFOLIOS        OTHER DIRECTORSHIPS
TERMS OF OFFICE, (1) AND                                        IN FUND COMPLEX             HELD OUTSIDE FUND
LENGTH OF TIME SERVED        PRINCIPAL OCCUPATION(S)            OVERSEEN BY DIRECTOR (2)    COMPLEX BY DIRECTOR
________________________________________________________________________________________________________________

Tom D. Seip (57)             General Partner, Seip                        60                Director, H&R
Director                     Investments LP (a                                              Block, Inc.
Since inception;             private investment                                             (financial services
Lead Independent             partnership); formerly,                                        company) since
Director                     President and                                                  May 2001;
Since 2006                   CEO, Westaff, Inc.                                             Chairman,
                             (temporary staffing),                                          Compensation
                             May 2001 to January                                            Committee, H&R
                             2002; formerly,                                                Block, Inc. since
                             Senior Executive at                                            2006; Director,
                             the Charles Schwab                                             America One
                             Corporation, 1983                                              Foundation since
                             to 1998, including                                             1998; formerly,
                             Chief Executive                                                Chairman,
                             Officer, Charles                                               Governance
                             Schwab Investment                                              and Nominating
                             Management, Inc.                                               Committee, H&R
                             and Trustee, Schwab                                            Block, Inc., 2004
                             Family of Funds and                                            to 2006; formerly,
                             Schwab Investments,                                            Director, Forward
                             1997 to 1998, and                                              Management, Inc.
                             Executive Vice                                                 (asset management
                             President-Retail                                               company), 1999
                             Brokerage, Charles                                             to 2006; formerly
                             Schwab & Co., Inc.,                                            Director, E-Bay
                             1994 to 1997.                                                  Zoological Society,
                                                                                            1999 to 2003;
                                                                                            formerly, Director,
                                                                                            General Magic
                                                                                            (voice recognition
                                                                                            software), 2001
                                                                                            to 2002; formerly,
                                                                                            Director, E-Finance
                                                                                            Corporation
                                                                                            (credit decisioning
                                                                                            services), 1999 to
                                                                                            2003; formerly,
                                                                                            Director, Save-
                                                                                            Daily.com (micro
                                                                                            investing services),
                                                                                            1999 to 2003.
________________________________________________________________________________________________________________
                                                      A-4

________________________________________________________________________________________________________________

NAME, AGE, POSITION,                                            NUMBER OF PORTFOLIOS        OTHER DIRECTORSHIPS
TERMS OF OFFICE, (1) AND                                        IN FUND COMPLEX             HELD OUTSIDE FUND
LENGTH OF TIME SERVED        PRINCIPAL OCCUPATION(S)            OVERSEEN BY DIRECTOR (2)    COMPLEX BY DIRECTOR
________________________________________________________________________________________________________________

Director who is an "Interested Person" *
________________________________________________________________________________________________________________

Jack L. Rivkin * (67)        Executive Vice                               60                Director, Dale
President and Director       President and Chief                                            Carnegie and
Since December 2002.         Investment Officer,                                            Associates, Inc.
                             Neuberger Berman                                               (private company)
                             Inc. (holding                                                  since 1998;
                             company) since 2002                                            Director, Solbright,
                             and 2003, respectively;                                        Inc. (private
                             Managing Director                                              company) since
                             and Chief Investment                                           1998.
                             Officer, Neuberger
                             Berman since
                             December 2005 and
                             2003, respectively;
                             formerly, Executive
                             Vice President,
                             Neuberger Berman,
                             December 2002
                             to 2005; Director
                             and Chairman, NB
                             Management since
                             December 2002;
                             formerly, Executive
                             Vice President,
                             Citigroup Investments,
                             Inc., September 1995
                             to February 2002;
                             formerly, Executive
                             Vice President,
                             Citigroup Inc.,
                             September 1995 to
                             February 2002.
________________________________________________________________________________________________________________

                                       A-5

________________________________________________________________________________________________________________

NAME, AGE, POSITION,                                            NUMBER OF PORTFOLIOS        OTHER DIRECTORSHIPS
TERMS OF OFFICE, (1) AND                                        IN FUND COMPLEX             HELD OUTSIDE FUND
LENGTH OF TIME SERVED        PRINCIPAL OCCUPATION(S)            OVERSEEN BY DIRECTOR (2)    COMPLEX BY DIRECTOR
________________________________________________________________________________________________________________

                                                    CLASS III
________________________________________________________________________________________________________________

Independent Fund Directors
________________________________________________________________________________________________________________

Martha C. Goss (58)          President, Woodhill                          60                Director, Ocwen
Director                     Enterprises Inc./Chase                                         Financial
Since June 2007              Hollow Associates                                              Corporation
                             LLC (personal                                                  (mortgage
                             investment vehicle),                                           servicing), since
                             since 2006; Chief                                              2005; Director,
                             Operating and                                                  American Water
                             Financial Officer,                                             (water utility),
                             Hopewell Holdings                                              since 2003;
                             LLC/ Amwell                                                    Director, Channel
                             Holdings, LLC (a                                               Reinsurance
                             holding company                                                (financial guaranty
                             for a healthcare                                               reinsurance), since
                             reinsurance company                                            2006; Advisory
                             start-up), since 2003;                                         Board Member,
                             formerly, Consultant,                                          Attensity (software
                             Resources Connection                                           developer), since
                             (temporary staffing),                                          2005; Director,
                             2002 to 2006.                                                  Allianz Life
                                                                                            of New York
                                                                                            (insurance), since
                                                                                            2005; Director,
                                                                                            Financial Women's
                                                                                            Association of
                                                                                            New York (not for
                                                                                            profit association),
                                                                                            since 2003; Trustee
                                                                                            Emerita, Brown
                                                                                            University, since
                                                                                            1998.
________________________________________________________________________________________________________________

                                       A-6

________________________________________________________________________________________________________________

NAME, AGE, POSITION,                                            NUMBER OF PORTFOLIOS        OTHER DIRECTORSHIPS
TERMS OF OFFICE, (1) AND                                        IN FUND COMPLEX             HELD OUTSIDE FUND
LENGTH OF TIME SERVED        PRINCIPAL OCCUPATION(S)            OVERSEEN BY DIRECTOR (2)    COMPLEX BY DIRECTOR
________________________________________________________________________________________________________________

Robert A. Kavesh (79)        Marcus Nadler                                60                Formerly, Director,
Director                     Professor Emeritus                                             The Caring
Since inception              of Finance and                                                 Community (not-
                             Economics, New                                                 for-profit), 1997
                             York University Stern                                          to 2006; formerly,
                             School of Business;                                            Director, DEL
                             formerly, Executive                                            Laboratories, Inc.
                             Secretary-Treasurer,                                           (cosmetics and
                             American Finance                                               pharmaceuticals),
                             Association, 1961 to                                           1978 to 2004;
                             1979.                                                          formerly, Director,
                                                                                            Apple Bank for
                                                                                            Savings, 1979 to
                                                                                            1990; formerly,
                                                                                            Director, Western
                                                                                            Pacific Industries,
                                                                                            Inc., 1972 to 1986
                                                                                            (public company).
________________________________________________________________________________________________________________

Howard A. Mileaf (70)        Retired; formerly,                           60                Director,
Director                     Vice President and                                             Webfinancial
Since inception              General Counsel,                                               Corporation
                             WHX Corporation                                                (holding company)
                             (holding company),                                             since December
                             1993 to 2001.                                                  2002; formerly,
                                                                                            Director WHX
                                                                                            Corporation
                                                                                            (holding company),
                                                                                            January 2002
                                                                                            to June 2005;
                                                                                            formerly, Director,
                                                                                            State Theatre of
                                                                                            New Jersey (not-
                                                                                            for-profit theater),
                                                                                            2000 to 2005.
________________________________________________________________________________________________________________

                                       A-7

________________________________________________________________________________________________________________

NAME, AGE, POSITION,                                            NUMBER OF PORTFOLIOS        OTHER DIRECTORSHIPS
TERMS OF OFFICE, (1) AND                                        IN FUND COMPLEX             HELD OUTSIDE FUND
LENGTH OF TIME SERVED        PRINCIPAL OCCUPATION(S)            OVERSEEN BY DIRECTOR (2)    COMPLEX BY DIRECTOR
________________________________________________________________________________________________________________

Edward I. O'Brien (78)       Formerly, Member,                            60                Director, Legg
Director                     Investment Policy                                              Mason, Inc.
Since inception              Committee, Edward                                              (financial services
                             Jones, 1993 to                                                 holding company)
                             2001; President,                                               since 1993;
                             Securities Industry                                            formerly, Director,
                             Association ("SIA")                                            Boston Financial
                             (securities industry's                                         Group (real estate
                             representative in                                              and tax shelters),
                             government relations                                           1993 to 1999.
                             and regulatory matters
                             at the federal and
                             state levels), 1974 to
                             1992; Adviser to SIA,
                             November 1992 to
                             November 1993.
________________________________________________________________________________________________________________

William E. Rulon (74)        Retired; formerly,                           60                Formerly, Director,
Director                     Senior Vice President,                                         Pro-Kids Golf
Since inception              Foodmaker, Inc.                                                and Learning
                             (operator and                                                  Academy (teach
                             franchiser of                                                  golf and computer
                             restaurants) until                                             usage to "at risk"
                             January 1997.                                                  children), 1998 to
                                                                                            2006; formerly,
                                                                                            Director, Prandium,
                                                                                            Inc. (restaurants),
                                                                                            March 2001 to July
                                                                                            2002.
________________________________________________________________________________________________________________

                                       A-8

________________________________________________________________________________________________________________

NAME, AGE, POSITION,                                            NUMBER OF PORTFOLIOS        OTHER DIRECTORSHIPS
TERMS OF OFFICE, (1) AND                                        IN FUND COMPLEX             HELD OUTSIDE FUND
LENGTH OF TIME SERVED        PRINCIPAL OCCUPATION(S)            OVERSEEN BY DIRECTOR (2)    COMPLEX BY DIRECTOR
________________________________________________________________________________________________________________

Candace L. Straight (59)     Private investor and                         60                Director,
Director                     consultant specializing                                        Montpelier Re
Since inception              in the insurance                                               (reinsurance
                             industry; formerly,                                            company) since
                             Advisory Director,                                             2006; Director,
                             Securitas Capital                                              National Atlantic
                             LLC (a global private                                          Holdings
                             equity investment firm                                         Corporation
                             dedicated to making                                            (property and
                             investments in the                                             casualty insurance
                             insurance sector), 1998                                        company) since
                             to December 2003.                                              2004; Director,
                                                                                            The Proformance
                                                                                            Insurance Company
                                                                                            (property and
                                                                                            casualty insurance
                                                                                            company) since
                                                                                            March 2004;
                                                                                            formerly, Director,
                                                                                            Providence
                                                                                            Washington
                                                                                            Insurance Company
                                                                                            (property and
                                                                                            casualty insurance
                                                                                            company),
                                                                                            December 1998
                                                                                            to March 2006;
                                                                                            formerly, Director,
                                                                                            Summit Global
                                                                                            Partners (insurance
                                                                                            brokerage firm),
                                                                                            2000 to 2005.
________________________________________________________________________________________________________________

(1)  The Board of Directors shall at times be divided as equally as possible into three classes of Directors designated Class I, Class II, and Class III. The terms of office of Class I, Class II, and Class III
     Directors shall expire at the annual meeting of stockholders held in 2009, 2010 and 2008, respectively, and at each third annual meeting of stockholders thereafter.

(2)  For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

*    Indicates a Director who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and
     Mr. Rivkin are interested persons of the Fund by virtue of the fact that they are officers and/or directors of NB Management and Managing Directors of Neuberger Berman.

                                       A-9

COMMITTEES OF CURRENT BOARD

     The current Board has established several standing committees to oversee particular aspects of the Fund's management. The standing committees of the current Board are described below. The current Board does not have a standing compensation committee.

     AUDIT COMMITTEE. The purposes of the Fund's Audit Committee are (a) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (b) to oversee the quality and integrity of the Fund's financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund's independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the
Fund's independent registered public accounting firm; (e) to act as a liaison between the Fund's independent registered public accounting firm and the full
Board; and (f) to prepare an audit committee report as required by Item 407 of
Regulation S-K to be included in proxy statements relating to the election of directors/trustees. The independent registered public accounting firm for the
Fund shall report directly to the Audit Committee. The Fund has adopted a written charter for its Audit Committee. The charter of the Audit Committee is available on NB Management's website at www.nb.com. The Audit Committee of the
Fund has delegated the authority to grant pre-approval of permissible non-audit services and all audit, review or attest engagements of the Fund's independent registered public accounting firm to the Chairman of the Audit Committee, and, if the Committee Chair is not available, to any other member of the Audit
Committee.

     The Audit Committee of the Fund, established in accordance with [section].
3(a)(58)(A) of the 1934 Act, is composed entirely of Independent Fund Directors who are also considered independent under the listing standards applicable to the Fund. Its members are Martha C. Goss, Howard A. Mileaf, George W. Morriss,
Cornelius T. Ryan (Chairman), Tom D. Seip and Peter P. Trapp. Members of the
Audit Committee receive additional compensation for serving on this committee.
During the fiscal year ended October 31, 2006, the Committee met seven times.

     CLOSED-END FUNDS COMMITTEE. The Fund's Closed-End Funds Committee is
responsible for consideration and evaluation of issues specific to the Neuberger
Berman closed-end funds. Its members are George W. Morriss, Edward I. O'Brien,
Jack L. Rivkin, William E. Rulon, and Tom D. Seip. All members other than Mr.
Rivkin are Independent Fund Directors. During the fiscal year ended October 31,
2006, the Committee met once.

                                      A-10

     CONTRACT REVIEW COMMITTEE. The Contract Review Committee of the Fund is
responsible for overseeing and guiding the process by which the Independent Fund
Directors annually consider whether to continue the Fund's principal contractual arrangements. Its members are Faith Colish (Chairwoman), Martha C. Goss, Robert
A. Kavesh, William E. Rulon and Candace L. Straight. All members are Independent
Fund Directors. During the fiscal year ended October 31, 2006, the Committee met two times.

     ETHICS AND COMPLIANCE COMMITTEE. The Ethics and Compliance Committee of the
Fund oversees: (a) the Fund's program for compliance with Rule 38a-1 under the
1940 Act and the Fund's implementation and enforcement of its compliance policies and procedures; (b) compliance with the Fund's Code of Ethics (which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and Directors), and (c) the activities of the
Fund's Chief Compliance Officer ("CCO"). The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit
Committee.) The Committee's primary function is oversight. Each investment adviser, sub-adviser, administrator and transfer agent (collectively, "Service
Providers") is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations. The CCO is responsible for administering the Fund's
Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. Its members are John
Cannon (Chairman), Faith Colish, C. Anne Harvey, Michael M. Knetter, and Edward
I. O'Brien. All members are Independent Fund Directors. The Board receives at least annually a report on the compliance programs of the Fund and Service
Providers and the required annual reports on the administration of the Codes of
Ethics and the required annual certifications from the Fund, Neuberger Berman and NB Management. During the fiscal year ended October 31, 2006, the Committee met four times.

     EXECUTIVE COMMITTEE. The Executive Committee of the Fund is responsible for acting in an emergency when a quorum of the Board of Directors is not available;
the Committee has all the powers of the Board of Directors when the Board is not in session to the extent permitted by Maryland law. Its members are John Cannon,
Robert A. Kavesh, Howard A. Mileaf, Tom D. Seip and Peter E. Sundman (Chairman).
All members except for Mr. Sundman are Independent Fund Directors. During the
fiscal year ended October 31, 2006, the Committee did not meet.

     GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating
Committee of the Fund is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Directors and each committee thereof, including the operation of the annual self-evaluation by the
Board; (b) evaluating and nominating individuals to serve as Directors, including as Independent Fund Directors, as members of committees, as Chair of the Board and

                                      A-11

as officers of the Fund; and (c) considering and making recommendations relating to the compensation of Independent Fund Directors and of those officers as to whom the Board is charged with approving compensation. The Committee met to discuss matters relating to the nomination of Class II Directors. Its members are C. Anne Harvey (Chairwoman), Robert A. Kavesh, Michael M. Knetter, Howard A.
Mileaf and Tom D. Seip. All members are Independent Fund Directors. During the fiscal year ended October 31, 2006, the Committee met two times.

     INVESTMENT PERFORMANCE COMMITTEE. The Investment Performance Committee of
the Fund is responsible for overseeing and guiding the process by which the
Board reviews Fund performance. Its members are Martha C. Goss, Robert A.
Kavesh, Edward I. O'Brien, Jack L. Rivkin (Vice Chairman), Cornelius T. Ryan and
Peter P. Trapp (Chairman). All members except for Mr. Rivkin are Independent
Fund Directors. During the fiscal year ended October 31, 2006, the Committee of the Fund met two times.

     PORTFOLIO TRANSACTIONS AND PRICING COMMITTEE. The Portfolio Transactions
and Pricing Committee of the Fund (a) monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions ("Pricing Procedures"); (b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the independent registered public accounting firm and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market prices are not readily available; (d) oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (e) oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which the Fund deals with the manager or any affiliate of the manager as principal or agent.

     The members of the Committee are Faith Colish, George W. Morriss, Jack L.
Rivkin (Vice Chairman), William E. Rulon, Cornelius T. Ryan and Candace L.
Straight (Chairwoman). All members except for Mr. Rivkin are Independent Fund
Directors. During the fiscal year ended October 31, 2006, the Committee met four times.

INFORMATION REGARDING THE FUND'S CURRENT PROCESS FOR NOMINATING DIRECTOR
CANDIDATES

     GOVERNANCE AND NOMINATING COMMITTEE CHARTER. A copy of the Governance and
Nominating Committee Charter is available to stockholders on the NB Management's website at www.nb.com.

                                      A-12

     STOCKHOLDER COMMUNICATIONS. The Fund's Governance and Nominating Committee
will consider nominees recommended by stockholders; stockholders may send resumes of recommended persons to the attention of Claudia A. Brandon,
Secretary, Neuberger Berman Funds, 605 Third Avenue, 21st Floor, New York, NY,
10158-0180. Other than in connection with the Settlement Agreement, no nominee recommendation has been received from a stockholder within the past 120 days.

     NOMINEE QUALIFICATIONS. The Governance and Nominating Committee will consider nominees recommended by stockholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. While there is no formal list of qualifications, the Governance and Nominating
Committee considers, among other things, whether prospective nominees have distinguished records in their primary careers, unimpeachable integrity, and substantive knowledge in areas important to the Board's operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as independent directors, independence from the Fund's investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mindset. The Committee also considers whether the prospective candidates' workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to keep up with Board matters and the rapidly changing regulatory environment in which the Fund operates. Different substantive areas may assume greater or lesser significance at particular times, in light of the Board's present composition and the Committee's (or the Board's)
perceptions about future issues and needs.

     IDENTIFYING NOMINEES. The Governance and Nominating Committee considers prospective candidates from any reasonable source. The Committee initially evaluates prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Committee members would be arranged. If the Committee, based on the results of these contacts, believed it had identified a viable candidate, they would air the matter with the full group of independent Board members for input.

     Any request by management to meet with the prospective candidate would be given appropriate consideration. The Fund has not paid a fee to third parties to assist in finding nominees.

                                      A-13

OWNERSHIP OF SECURITIES BY DIRECTORS

     Set forth below is the dollar range of equity securities owned by each current Director.

                                                                AGGREGATE DOLLAR RANGE
                                                                OF EQUITY SECURITIES IN ALL
                                                                REGISTERED INVESTMENT
                                                                COMPANIES OVERSEEN BY
                                 DOLLAR RANGE OF EQUITY         DIRECTOR IN FAMILY OF
NAME OF DIRECTOR                 SECURITIES OWNED IN THE FUND*  INVESTMENT COMPANIES*
____________________________________________________________________________________________

Independent Fund Directors
____________________________________________________________________________________________

John Cannon                      None                           Over $100,000
Faith Colish                     None                           Over $100,000
Martha C. Goss                   None                           $10,001-$50,000
C. Anne Harvey                   None                           $50,001-$100,000
Robert A. Kavesh                 None                           $10,001-$50,000
Michael M. Knetter               None                           None
Howard A. Mileaf                 None                           Over $100,000
George W. Morriss                None                           Over $100,000
Edward I. O'Brien                None                           Over $100,000
William E. Rulon                 None                           Over $100,000
Cornelius T. Ryan                None                           $50,001-$100,000
Tom D. Seip                      None                           Over $100,000
Candace L. Straight              None                           Over $100,000
Peter P. Trapp                   None                           Over $100,000
____________________________________________________________________________________________

Directors who are "Interested Persons"
____________________________________________________________________________________________

Jack L. Rivkin                   None                           None
Peter E. Sundman                 None                           Over $100,000
____________________________________________________________________________________________

*     Valuation as of October 1, 2007.

CURRENT OFFICERS OF THE FUND

     The following table sets forth certain information regarding the current officers of the Fund. Except as otherwise noted, each individual has held the positions shown in the table below for at least the last five years. The business address of each listed person is 605 Third Avenue, New York, New York
10158. Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. If the Trust Nominees are elected, the current Officers are obligated to resign.

                                      A-14

______________________________________________________________________________________

                            POSITION AND
                            LENGTH OF
NAME AND AGE                TIME SERVED         PRINCIPAL OCCUPATION(S)
______________________________________________________________________________________

Andrew B. Allard (46)       Anti-Money          Senior Vice President, Neuberger
                            Laundering          Berman since 2006; Deputy General
                            Compliance          Counsel, Neuberger Berman since
                            Officer since       2004; formerly, Vice President,
                            inception           Neuberger Berman, 2000 to 2005;
                                                formerly, Associate General Counsel,
                                                Neuberger Berman, 1999 to 2004;
                                                Anti-Money Laundering Compliance
                                                Officer, seventeen registered
                                                investment companies for which
                                                NB Management acts as investment
                                                manager and administrator (seven
                                                since 2002, three since 2003, four
                                                since 2004, one since 2005 and two
                                                since 2006).
______________________________________________________________________________________

Michael J. Bradler (37)     Assistant           Vice President, Neuberger Berman
                            Treasurer           since 2006; Employee, NB
                            since 2005          Management since 1997; Assistant
                                                Treasurer, seventeen registered
                                                investment companies for which
                                                NB Management acts as investment
                                                manager and administrator (fifteen
                                                since 2005 and two since 2006).
______________________________________________________________________________________

Claudia A. Brandon (50)     Secretary           Senior Vice President, Neuberger
                            since               Berman since 2007; Vice President-
                            inception           Mutual Fund Board Relations,
                                                NB Management since 2000 and
                                                Assistant Secretary since 2004;
                                                formerly, Vice President, Neuberger
                                                Berman, 2002 to 2006 and Employee
                                                since 1999; Secretary, seventeen
                                                registered investment companies
                                                for which NB Management
                                                acts as investment manager and
                                                administrator (three since 1985, four
                                                since 2002, three since 2003, four
                                                since 2004, one since 2005 and two
                                                since 2006).
______________________________________________________________________________________

                                      A-15

______________________________________________________________________________________

                            POSITION AND
                            LENGTH OF
NAME AND AGE                TIME SERVED         PRINCIPAL OCCUPATION(S)
______________________________________________________________________________________

Robert Conti (51)           Vice                Managing Director, Neuberger
                            President           Berman since 2007; formerly,
                            since               Senior Vice President, Neuberger
                            inception           Berman, 2003 to 2006; formerly,
                                                Vice President, Neuberger Berman,
                                                1999 to 2003; Senior Vice President,
                                                NB Management since 2000; Vice
                                                President, seventeen registered
                                                investment companies for which
                                                NB Management acts as investment
                                                manager and administrator (three
                                                since 2000, four since 2002, three
                                                since 2003, four since 2004, one since
                                                2005 and two since 2006).
______________________________________________________________________________________

Brian J. Gaffney (54)       Vice                Managing Director, Neuberger
                            President           Berman since 1999; Senior Vice
                            since               President, NB Management since
                            inception           2000; Vice President, seventeen
                                                registered investment companies
                                                for which NB Management
                                                acts as investment manager and
                                                administrator (three since 2000, four
                                                since 2002, three since 2003, four
                                                since 2004, one since 2005 and two
                                                since 2006).
______________________________________________________________________________________

Maxine L. Gerson (56)       Chief Legal         Senior Vice President, Neuberger
                            Officer since       Berman since 2002; Deputy General
                            2005 (only          Counsel and Assistant Secretary,
                            for purposes        Neuberger Berman since 2001; Senior
                            of sections         Vice President, NB Management
                            307 and             since 2006; Secretary and General
                            406 of the          Counsel, NB Management since
                            Sarbanes-           2004; Chief Legal Officer (only
                            Oxley Act of        for purposes of sections 307 and
                            2002)               406 of the Sarbanes-Oxley Act
                                                of 2002), seventeen registered
                                                investment companies for which
                                                NB Management acts as investment
                                                manager and administrator (fifteen
                                                since 2005 and two since 2006).
______________________________________________________________________________________

                                      A-16

______________________________________________________________________________________

                            POSITION AND
                            LENGTH OF
NAME AND AGE                TIME SERVED           PRINCIPAL OCCUPATION(S)
______________________________________________________________________________________

Sheila R. James (42)        Assistant           Assistant Vice President, Neuberger
                            Secretary           Berman since 2007 and Employee
                            since               since 1999; Assistant Secretary,
                            inception           seventeen registered investment
                                                companies for which NB
                                                Management acts as investment
                                                manager and administrator (seven
                                                since 2002, three since 2003, four
                                                since 2004, one since 2005 and two
                                                since 2006).
______________________________________________________________________________________

Kevin Lyons (52)            Assistant           Employee, Neuberger Berman since
                            Secretary           1999; Assistant Secretary, seventeen
                            since 2003          registered investment companies
                                                for which NB Management
                                                acts as investment manager and
                                                administrator (ten since 2003, four
                                                since 2004, one since 2005 and two
                                                since 2006).
______________________________________________________________________________________

John M. McGovern (37)       Treasurer           Senior Vice President, Neuberger
                            and Principal       Berman since 2007; formerly, Vice
                            Financial and       President, Neuberger Berman, 2004
                            Accounting          to 2006; Employee, NB Management
                            Officer since       since 1993; Treasurer and Principal
                            2005; prior         Financial and Accounting Officer,
                            thereto,            seventeen registered investment
                            Assistant           companies for which NB
                            Treasurer           Management acts as investment
                            since               manager and administrator (fifteen
                            inception           since 2005 and two since 2006);
                                                formerly, Assistant Treasurer, fifteen
                                                registered investment companies
                                                for which NB Management
                                                acts as investment manager and
                                                administrator, 2002 to 2005.
______________________________________________________________________________________

                                      A-17

_____________________________________________________________________________________

                            POSITION AND
                            LENGTH OF
NAME AND AGE                TIME SERVED         PRINCIPAL OCCUPATION(S)
_____________________________________________________________________________________

Frank Rosato (36)           Assistant           Vice President, Neuberger Berman
                            Treasurer           since 2006; Employee, NB
                            since 2005          Management since 1995; Assistant
                                                Treasurer, seventeen registered
                                                investment companies for which
                                                NB Management acts as investment
                                                manager and administrator (fifteen
                                                since 2005 and two since 2006).
_____________________________________________________________________________________

Frederic B. Soule (61)      Vice                Senior Vice President, Neuberger
                            President           Berman since 2003; formerly, Vice
                            since               President, Neuberger Berman, 1999
                            inception           to 2002; Vice President, seventeen
                                                registered investment companies
                                                for which NB Management
                                                acts as investment manager and
                                                administrator (three since 2000, four
                                                since 2002, three since 2003, four
                                                since 2004, one since 2005 and two
                                                since 2006).
_____________________________________________________________________________________

                                      A-18

_____________________________________________________________________________________

                            POSITION AND
                            LENGTH OF
NAME AND AGE                TIME SERVED         PRINCIPAL OCCUPATION(S)
_____________________________________________________________________________________

Chamaine Williams (36)      Chief               Senior Vice President, Neuberger
                            Compliance          Berman since 2007; Chief
                            Officer since       Compliance Officer, NB Management
                            2005                since 2006; Senior Vice President,
                                                Lehman Brothers Inc. since 2007;
                                                formerly, Vice President, Lehman
                                                Brothers Inc., 2003 to 2006; Chief
                                                Compliance Officer, seventeen
                                                registered investment companies
                                                for which NB Management
                                                acts as investment manager and
                                                administrator (sixteen since 2005 and
                                                one since 2006); Chief Compliance
                                                Officer, Lehman Brothers Asset
                                                Management Inc. since 2003; Chief
                                                Compliance Officer, Lehman
                                                Brothers Alternative Investment
                                                Management LLC since 2003;
                                                formerly, Vice President, UBS
                                                Global Asset Management (US)
                                                Inc. (formerly, Mitchell Hutchins
                                                Asset Management, a wholly-owned
                                                subsidiary of PaineWebber Inc.), 1997
                                                to 2003.
_____________________________________________________________________________________

COMPENSATION OF DIRECTORS

     The following table sets forth information concerning the compensation of the Fund's Directors. The Fund does not have any pension or retirement plan for its Directors. For the fiscal year ended October 31, 2006, the Directors received the amounts set forth in the following table from the Fund. Since April
2005, the Directors have agreed to forego their directors' fees for an indefinite period to help offset expenses incurred by the Fund in payment of its legal fees in response to the Trust's recently completed tender offer. For the calendar year ended December 31, 2006, the Directors received the compensation set forth in the following table for serving as Trustees or Directors of investment companies in the "Fund Complex." Each officer and Director who is a director, officer or employee of NB Management, Neuberger Berman or any entity controlling, controlled by or under common control with NB Management or
Neuberger Berman serves as a Director and/or officer without any compensation from the Fund.

                                      A-19

                              TABLE OF COMPENSATION

                                                           TOTAL COMPENSATION FROM
                                                       REGISTERED INVESTMENT COMPANIES
                                                           IN THE NEUBERGER BERMAN
                                COMPENSATION FROM       FUND COMPLEX PAID TO CURRENT
                               THE FUND FOR FISCAL       DIRECTORS FOR CALENDAR YEAR
NAME AND POSITION              YEAR ENDED 10/31/06             ENDED 12/31/06
______________________________________________________________________________________

Independent Fund Directors*
______________________________________________________________________________________
John Cannon
   Director                            $0                         $109,719
Faith Colish
   Director                            $0                         $102,864
C. Anne Harvey
   Director                            $0                         $102,864
Robert A. Kavesh
   Director                            $0                         $102,864
Michael M. Knetter**
   Director                            $0                           $6,077
Howard A. Mileaf
   Director                            $0                         $109,719
George W. Morriss**
   Director                            $0                           $6,375
Edward I. O'Brien
   Director                            $0                         $102,864
William E. Rulon
   Director                            $0                         $102,864
Cornelius T. Ryan
   Director                            $0                         $113,645
Tom D. Seip
   Lead Independent
   Director                            $0                         $128,341
Candace L. Straight
   Director                            $0                         $102,864
Peter P. Trapp
   Director                            $0                         $102,372
______________________________________________________________________________________

Directors who are "Interested Persons"
______________________________________________________________________________________

Jack L. Rivkin
   Director and President              $0                               $0
Peter E. Sundman
   Director, Chairman of the
   Board and Chief Executive
   Officer                             $0                               $0
______________________________________________________________________________________

*    Ms. Goss joined the Board in June 2007. She did not receive any compensation from the Fund for its fiscal year ended October 31, 2006 or from the Neuberger Berman
     Fund Complex for the calendar year ended December 31, 2006.

**   Dr. Knetter and Mr. Morriss joined the Board in February 2007. They served on the board of another fund managed by an affiliate of NB Management during part of
     2006.

                                      A-20

                                                                      APPENDIX B

                     CHARTER OF BOULDER FUND AUDIT COMMITTEE

     1. The Audit Committee shall be composed entirely of directors who are not
"interested persons" of the Fund within the meaning of the Investment Company
Act of 1940 ("independent directors") and who are free of any other relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as Committee members. The Audit Committee
Chairman shall be selected by the members of the Committee. The Audit Committee shall have at least three members, all of whom shall be financially literate.
The Chairman of the Committee must have accounting or related financial management expertise, as determined by the Board in its judgment.

     At least annually, the Board of Directors shall determine whether one or more "audit committee financial experts," as such term is defined by the
Securities and Exchange Commission, are members of the Committee and whether any such expert is "independent." For purposes of this finding only, in order to be considered "independent," any such expert may not, other than in his or her capacity as a member of the Committee, the Board or any other Board committee, accept directly or indirectly any consulting, advisory or other compensatory fee from the Fund (other than Board or committee fees). The designation of a person as an audit committee financial expert ("ACFE") shall not impose any liability greater than the liability imposed on such person as a member of the Audit
Committee or the Board of Directors in the absence of such designation.

     2. The purposes of the Audit Committee are:

     (a) to assist Board oversight of

         1.  the integrity of the Fund's financial statements

         2.  the Fund's compliance with legal and regulatory requirements

         3.  the independent auditor's qualifications and independence

         4.  the performance of the Fund's independent auditors

     (b) to prepare an audit committee report if required by the SEC to be included in the Fund's annual proxy statement;

     (c) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

     (d) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof;

     (e) to determine the selection, appointment, retention and termination of the Fund's independent auditors, as well as approving the compensation of the auditors;

                                       B-1

     (f) to pre-approve all audit and non-audit services provided to the Fund and certain other persons (as described in 4(d) and (e) below) by such independent auditors; and

     (g) to act as a liaison between the Fund's independent auditors and the full Board of Directors.

     The Fund's independent auditors shall report directly to the Committee.

     The function of the Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The auditors are responsible for planning and carrying out proper audits and reviews in accordance with generally accepted auditing standards. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full time employees of the
Fund and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, notwithstanding the possibility that one or more members may be designated an
ACFE. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information, (ii) the accuracy of the financial and other information, including, for example, the information contemplated by paragraph
4(b), provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board)
and (iii) statements made by the officers and employees of the Fund, the Fund's adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund.
In addition, the evaluation of the Fund's financial statements by the Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the auditors, nor does the Committee's evaluation substitute for the responsibilities of the Fund's management for preparing, or the auditors for auditing, the financial statements. The designation of a person as an ACFE is not intended to impose any greater responsibility or liability on that person than the responsibility and liability imposed on such a person as a member of the Committee, nor does it decrease the duties and obligations of the other
Committee members or the Board.

     The Committee shall have the appropriate resources and authority to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund. The
Committee shall also have the authority to seek information, data and services from management in order to carry out its responsibilities.

                                       B-2

     3. With respect to any subsequent changes to the composition of the
Committee, and otherwise approximately once each year, the Board of Directors shall determine:

     (a) that each member of the Audit Committee is "independent" pursuant to the NYSE's governance standards or applicable law or;

     (b) that each Audit Committee member is financially literate;

     (c) that at least one of the Committee members has accounting or related financial management expertise; and

     (d) the adequacy of the Charter.

     4. To carry out its purposes, the Audit Committee shall have the following duties and powers:

     (a) to select, retain, determine the compensation of, or terminate auditors and to oversee the work of the Fund's independent auditors (or any other public accounting firm engaged for the purpose of performing other audit, review or attestation services for the Fund) and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to any service provider, to resolve any disagreements between management and the Fund's independent auditors regarding financial reporting, to receive the auditors' specific representations as to their independence at least annually and to recommend the retention of such auditors to the independent directors for their ratification and approval;

     (b) to meet with the Fund's independent auditors, including meetings apart from management, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss critical accounting policies and practices to be used in the annual audit and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative treatments, and the treatments preferred by the auditor;
(iii) to discuss any matters of importance relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iv) to consider the auditors'
comments with respect to the acceptability and appropriateness of the Fund's financial reporting policies, procedures and internal accounting controls, and management's responses thereto; (v) to review the form of opinion the auditors propose to render to the Board and shareholders; (vi) to review copies of any material written communication between the auditor and management, such as any management letter or schedule of unadjusted differences; (vii) to review the adequacy and effectiveness of relevant internal controls and procedures and the quality of the staff implementing those controls and procedures and to obtain annually in writing from the independent auditors their letter as to the adequacy of such controls as required by Form N-SAR; (viii) to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund's assets and its financial reporting;
(ix) to

                                       B-3

discuss any audit problems or difficulties and management's response, including any restrictions on the scope of the auditor's activities or on access to requested information, and any significant disagreements with management; and
(x) to receive disclosure from the auditor regarding all services provided by the auditor to the Fund, including the fees associated with those services, at least annually, and if the annual communication is not made within 90 days before the filing of the Fund's annual report, to receive an update, in the 90 day period before the filing, of any changes to the previously reported information.

     (c) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors, and to consider, in consultation with management and the Fund's independent auditors, any significant changes to the Fund's tax accounting policies, including those pertaining to its qualification as a regulated investment company under the
Internal Revenue Code;

     (d) to review and pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Fund by the auditor, including the fees therefore. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this sub-section (d) shall be presented to the full Committee at each of its scheduled meetings.

     Pre-approval for a permitted non-audit service shall not be required if:
(1) the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Fund to the auditor in the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

     Additionally, the Committee shall pre-approve the auditor's engagements for non-audit services with the Fund's investment advisers (each, an "Adviser") and any service providers controlling, controlled by or under common control with an
Adviser ("affiliate") that provides ongoing services to the Fund in accordance with the foregoing paragraph, if the engagement relates directly to the operations and financial reporting of the Fund, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the auditor by the Fund, an Adviser and any affiliate of the
Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be pre-approved by the
Committee pursuant to this paragraph (without regard to this exception).

     Prohibited Services - The auditor may not perform contemporaneously any of the following non-audit services for the Fund: bookkeeping or other services related to the accounting records or financial statements of the Fund; financial information systems design and implementation; appraisal or valuation services,

                                       B-4

fairness opinions, or contribution-in-kind reports; actuarial services;
internal audit outsourcing services; management functions or human resources;
broker or dealer, investment adviser, or investment banking services; legal services and expert services unrelated to the audit; and any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

     (e) to consider whether the provision by the Fund's auditor of non-audit services to its investment adviser or adviser affiliate that provides ongoing services to the Fund, which services were not pre-approved by the Audit
Committee, is compatible with maintaining the auditor's independence;

     (f) to investigate any improprieties or suspected improprieties in fund operations and to establish procedures for the receipt, retention, and treatment of complaints received by the Fund with respect to accounting, internal accounting controls, or auditing matters and the confidential anonymous submission by employees of the Fund and its service providers of concerns regarding questionable accounting or auditing matters;

     (g) to review the findings made in any regulatory examinations of the Fund and consult with management on appropriate responses;

     (h) to review any material violations of the Code of Ethics for the Fund and its Advisers and report the Committee's findings to the full Board with recommendations for appropriate action;

     (i) to review with the Fund's principal executive officer and/or principal financial officer in connection with their certification of Form N-CSR any significant deficiencies in the design or operation of internal controls which could adversely affect the Fund's ability to record, process, summarize and report financial data or material weaknesses therein and any reported evidence of fraud involving management of other employees who have a significant role in the Fund's internal controls;

     (j) to discuss with management policies and guidelines with respect to risk assessment and risk management and the system of internal control, and the steps taken to monitor and control such risks;

     (k) to meet periodically with Fund management, apart from the Fund's independent auditors;

     (l) to discuss the types of information to be disclosed in press releases concerning dividends, as well as financial information provided to analysts and rating agencies, and the type of presentation to be made;

     (m) to establish hiring policies for employees or former employees of the auditor consistent with government regulations;

     (n) at least annually, to obtain and review a report by the Fund's independent auditors describing: (1) the audit firm's internal quality control procedures; (2) any material issues raised by the most recent internal quality control review, or

                                      B-5

peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the audit firm, and any steps taken to deal with any such issues; and (3) for the purpose of assessing the auditor's independence, all relationships between the independent auditors and the Fund;

     (o) to review and evaluate the qualifications, performance and independence of the lead partner of the auditors;

     (p) to assure the regular rotation of the lead audit partner and the reviewing partner, and to consider whether there should be regular rotation of the audit firm itself;

     (q) to review and discuss the Fund's audited and unaudited financials statements with management and, in the case of the audited financial statements, the independent auditor, including the Fund's disclosure of management's discussion of Fund performance, and to recommend to the Board, as appropriate, the inclusion of the Fund's audited financial statements in the Fund's annual report;

     (r) to cause the preparation of any report or other disclosures required by the New York Stock Exchange or the Securities and Exchange Commission;

     (s) to oversee the Fund's compliance with 1940 Act asset coverage tests and coverage tests under applicable rating agency guidelines and the Fund's Articles
Supplementary, as amended or supplemented from time to time; and

     (t) to report regularly to the full Board any issues that arise with respect to: (1) the quality or integrity of the Fund's financial statements, (2)
the Fund's compliance with legal or regulatory requirements and (3) the performance and independence of the Fund's independent auditors, and to make such recommendations with respect to the above and other matters as the
Committee may deem necessary or appropriate.

     5. The Fund's independent auditors are ultimately accountable to the Audit
Committee, as representatives of the Board of Directors and the shareholders of the Fund, and the Audit Committee has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (as well as to nominate the independent auditors to be proposed for shareholder approval, if necessary), subject to ratification and approval of the independent directors of the Fund. The Committee will ensure that the Fund's independent auditors submit to the Audit Committee, on a periodic basis, a formal written statement delineating all relationships between the independent auditors and the
Fund and its service providers. The Committee will actively engage in a dialogue with the Fund's independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, and will consider recommending that appropriate action be taken by the
Board of Directors to ensure the independence of the independent auditors.

                                      B-6

     6. The Committee shall meet at least twice annually, which shall include separate executive sessions as the Committee may deem appropriate, and is empowered to hold special meetings as circumstances require. The Committee shall submit the minutes of all of its meetings to, or discuss the matters discussed at each meeting with, the Board of Directors.

     7. The Committee shall regularly meet with the Treasurer of the Fund and with internal auditors, if any, for the Fund's Advisers and/or administrator to review and discuss matters relevant to the Committee's duties and responsibilities.

     8. The Committee shall be responsible for reviewing any required description of the Committee in the Fund's annual reports or proxy statements.

     9. The Committee will periodically assess the independence of its members and will evaluate its performance under the Charter annually.

     10. Qualified Legal Compliance Committee. The Committee will also serve as the Qualified Legal Compliance Committee. The following procedures are designed to implement the Standards of Professional Conduct for Attorneys pursuant to the
Sarbanes-Oxley Act of 2002.

     (a) Provision of Information to Outside Counsel and Service Providers. To
assist attorneys employed by law firms retained by the Funds or service providers engaged by the Funds, the chief executive officer of each Fund (the
"CEO") must send a notice to each such law firm and service provider providing contact information with respect to each Fund's Legal Compliance Committee
Chairperson. The CEO must send a similar notice to each law firm and service provider when the information provided in the most recent notice sent to such law firm or service provider has changed.

     (b) Investigations and Responses. Upon receiving a report of evidence of a material violation from an attorney employed by a law firm or service provider, the CEO shall (i) record receipt of the report and (ii) report the matter promptly to the Legal Compliance Committee (the "Committee"). Upon receiving a report of evidence of a material violation from an attorney employed by a law firm or service provider or from the CEO, the Committee shall (i) record the
Committee's receipt of the report, (ii) inform the Fund's CEO of the report
(other than those received from the and (iii) determine whether an investigation of a material violation is necessary or appropriate. In determining whether an investigation is necessary or appropriate, the Committee shall consider such factors as it considers appropriate under the circumstances, which may include the seniority of the alleged wrongdoer, the seriousness of the alleged violation and the credibility of the allegation. If the Committee determines that an investigation is necessary, the Committee must (A) notify the Fund's Audit
Committee or the Board of Directors, (B) initiate an investigation and (C)
retain additional expert personnel as it deems necessary. The Committee shall have the discretion to engage auditors, counsel or other experts to assist in the investigation of any report and in the analysis of results.

                                      B-7

     (c) Investigations. If the Committee deems it necessary, the Committee may direct outside counsel to conduct a preliminary internal investigation to determine whether the reported material violation has occurred, is ongoing or is about to occur. The Committee may direct employees of the Funds' investment advisers or administrators or any officer(s) of the Funds to assist outside counsel. If Fund counsel is the reporting counsel, Fund counsel nonetheless may be engaged to conduct the preliminary internal investigation. If Fund counsel is the reporting counsel, Fund counsel may decline to lead the preliminary internal investigation and may recommend that the Fund seek alternative counsel for purposes of conducting such investigation. Any investigation may be conducted by the relevant Fund's CEO or chief legal officer (or the equivalent thereof) if such officer is not the reporting attorney and is not the subject of the alleged violation described in the report.

     (d) Responses. At the conclusion of any investigation, the Committee, by majority vote, shall recommend that the relevant Fund implement an appropriate response to evidence of a material violation. What constitutes an appropriate response will depend on whether the Committee determines, on the basis of the facts and circumstances, that a material violation has occurred, is ongoing or is about to occur.

     Unless the Committee reasonably believes that no material violation has occurred, is ongoing or is about to occur, the Committee shall take all reasonable steps to cause the Funds to adopt an appropriate response. If the preliminary internal investigation is performed by outside counsel, such counsel may recommend a proposed response for adoption by the Committee.

     (e) Determination: No Violation. The Committee may determine that no material violation has occurred, is ongoing or is about to occur. That determination must be made on the basis that the Committee "reasonably believes"
that no material violation has occurred, is ongoing or is about to occur.
"Reasonably believes" means that the Committee "believes the matter in question and that the circumstances are such that the belief is not unreasonable."

     (f) Determination: Material Violation Has Occurred, Is Ongoing or Is About
to Occur. If the Committee reasonably believes that a material violation has occurred, is ongoing or is about to occur, the following responses should be considered:

     i) A Material Violation Has Occurred If the Committee reasonably believes that the reported material violation has already occurred, the Committee should seek to remedy or otherwise address the material violation. The Committee should explore what steps would be necessary or appropriate to reduce the likelihood of a recurrence of the material violation. The Committee should consider recommending that sanctions be imposed in connection with the violation.
Disclosure to the public or to the SEC should be considered, depending on the nature of the violation and other relevant factors.

                                      B-8

     ii) A Material Violation Is Ongoing If the Committee reasonably believes that the reported material violation is ongoing, the Committee should seek to take or recommend steps, measures and/or sanctions that are designed to (i) stop any material violations that are ongoing, (ii) remedy or otherwise appropriately address the portion of the material violation that has already occurred, and
(iii) reduce the likelihood of a recurrence of the material violation.
Disclosure to the public or to the SEC should be considered, depending on the nature of the violation and other relevant factors.

     iii) A Material Violation Has Yet to Occur If the Committee reasonably believes that the reported material violation has not yet occurred, the
Committee should seek to take or recommend steps and/or measures to prevent the reported material violation from occurring. Depending on the circumstances of the impending violation, actions to address potential future violations, including sanctions, should be considered. In unusual circumstances, disclosure to the SEC may also be appropriate. The Committee may retain outside counsel, which may be Fund counsel, to undertake a review of the reported evidence of a material violation in order to assist the Committee in determining what remedial measures would be appropriate under the circumstances.

     (g) Other Action. The Committee shall have the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the SEC, in the event a Fund fails in any material respect to implement a recommendation that the Committee has made within a reasonable period of time.

     (h) Reporting and Recordkeeping. The Committee shall inform the relevant
Fund's CEO and chief legal officer (or the equivalent thereof) and the Board of
Directors of the results of any investigation of a report of a material violation and any appropriate remedial measures to be adopted. The Committee or its delegate shall prepare, or cause to be prepared, a memorandum reflecting (i)
the information developed in any internal investigation, (ii) any remedial recommendation made by the Committee or by outside counsel retained to review any report of a material violation and (iii) any remedial actions taken. The
Committee should review these records periodically to determine whether there are any patterns of activity or violations that have emerged.

     (i) Protection of Reporting Attorneys. The Committee shall not retaliate, and shall not tolerate any retaliation by Fund management or any other person or group, directly or indirectly, against anyone who, in good faith, reports evidence of a material violation or provides assistance to the Committee or any other person or group, including regulatory authorities, investigating a report.
The Committee shall seek to maintain the confidentiality of any person who submits a report and who asks that his or her identity remain confidential and shall not make any effort, or tolerate any effort made by any other person or group, to ascertain the identity of any person who makes a report anonymously.

                                      B-9

     (j) Oversight Responsibilities. The Committee will undertake an annual review of these Procedures and the reporting and investigation systems to determine whether they are functioning properly. The Boards of Directors of the
Funds have reviewed and adopted these Procedures. The Boards of Directors will review these Procedures periodically to assure that they appropriately address then-existing requirements for attorney up-the-ladder reporting.

     11. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

     12. This Charter may be altered, amended or repealed, or a new Charter may be adopted, by the Board by the affirmative vote of a majority of all the members of the Board, including a majority of the "non-interested" Board members
(within the meaning of the Investment Company Act of 1940, as amended).

     13. The Chief Executive Officer ("CEO") of the Fund shall certify to the
Audit Committee of the Fund annually that he is not aware of any violation by the Fund of any corporate governance standards or policies to which the Fund is subject. In addition, the CEO of the Fund must promptly notify the Audit
Committee in writing after any executive officer of the Fund becomes aware of any material non-compliance with any applicable corporate governance listing standard or policy.

     14. (a) The Fund shall provide the NYSE, with respect to any subsequent changes to the composition of the Audit Committee or otherwise approximately once each year, written confirmation of the determinations required by Section 3 above.

     (b) The CEO of the Fund shall certify to the NYSE annually that he is not aware of any violation by the Fund of the NYSE corporate governance listing standards and such certification shall be included in the Fund's annual report to shareholders. If the CEO of the Fund provides notice to the NYSE upon receipt of any report by any executive officer of any material non-compliance with any applicable provisions of the NYSE corporate governance listing standards, copies of any such certification or notice shall be provided to the Audit Committee of the Fund.

                                      B-10

                              ____________________
                             |           |        |
                             | NEUBERGER | BERMAN |
                             |___________|________|

                             A LEHMAN BROTHERS COMPANY

                             NEUBERGER BERMAN MANAGEMENT INC.
                             605 Third Avenue 2nd Floor
                             New York, New York 10158-0180

                             www.nb.com

                                                                     H0645 10/07

                      YOUR VOTE IS IMPORTANT NO MATTER HOW
                         MANY SHARES OF STOCK YOU OWN.

                     PLEASE SIGN AND DATE THE REVERSE SIDE
                   OF THIS PROXY CARD AND RETURN IT PROMPTLY
                           IN THE ENCLOSED ENVELOPE.

                         THIS PROXY CARD IS VALID ONLY
                             WHEN SIGNED AND DATED.

                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
- --------------------------------------------------------------------------------

                 NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.

                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          ON FRIDAY, OCTOBER 26, 2007

  P     The undersigned appoints as proxies Robert Conti,  Frederic B. Soule and
        Claudia A. Brandon,  and each of them (with power of  substitution),  to
  R     vote all the  undersigned's  shares of common stock of Neuberger  Berman
        Real Estate Income Fund Inc. at the Annual Meeting of Stockholders to be
  O     held on Friday,  October 26,  2007,  at 10:00 a.m.  Eastern  time at the offices of Neuberger  Berman,  LLC, 605 Third  Avenue,  42nd Floor,  New
  X     York, New York  10158-3698,  and any adjournments  thereof  ("Meeting"), with all the power the undersigned would have if personally present.
  y
        Receipt  of the  Notice  of Annual  Meeting  of  Stockholders  and Proxy
        Statement is acknowledged by your execution of this proxy. THIS PROXY IS
        BEING SOLICITED ON BEHALF OF THE FUND'S BOARD OF DIRECTORS.

        The shares of common  stock  represented  by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED
        TO GRANT  AUTHORITY TO VOTE "FOR" THE ELECTION OF DIRECTORS.  THIS PROXY
        ALSO GRANTS  DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY
        PROPERLY  COME BEFORE THE MEETING.  YOUR VOTE IS IMPORTANT NO MATTER HOW
        MANY SHARES YOU OWN. PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS PROXY
        AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

              CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

- ----------------                                                ----------------
SEE REVERSE SIDE                                                SEE REVERSE SIDE
- ----------------                                                ----------------

                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
- --------------------------------------------------------------------------------

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

- --------------------------------------------------------------------------------
1.  To elect  one Class I  Director,  one  Class II  Director  and one Class III
    Director to serve until the annual meeting of  stockholders  in 2009,  2010, and 2008, respectively, or until their successors are elected and qualified:

    (01) Joel W. Looney--Class I               FOR      WITHHOLD     FOR ALL
                                               All        ALL        EXCEPT*
    (02) John S. Horejsi--Class II
                                               [ ]        [ ]         [ ]
    (03) Dr. Dean L. Jacobson--Class III

*TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), MARK THE BOX "FOR ALL EXCEPT"
AND WRITE ON THE LINE BELOW THE NUMBER(S) OF THE  NOMINEE(S) FOR WHOM YOU DO NOT
WANT TO VOTE.

             ______________________________________________________

- --------------------------------------------------------------------------------

                                          If you  plan to  attend  the  meeting,
                                          please call 1-877-461-1899.

                                          Date ______________________, 2007

                                          --------------------------------------
                                          Signature (owner,  trustee,  custodian
                                          etc.)

                                          --------------------------------------
                                          Signature, if held jointly

                                          Please  sign  exactly as name  appears
                                          hereon. If shares are held in the name
                                          of two or more persons,  any may sign.
                                          If shares  are held by a  corporation,
                                          partnership,  trust, estate or similar
                                          account,  the name and capacity of the
                                          individual   signing  the  proxy  card
                                          should  be  indicated   unless  it  is
                                          reflected in the form of registration.

                        YOUR VOTE IS IMPORTANT NO MATTER
                        HOW MANY SHARES OF STOCK YOU OWN.

                      PLEASE SIGN AND DATE THE REVERSE SIDE
                   OF THIS PROXY CARD AND RETURN IT PROMPTLY
                           IN THE ENCLOSED ENVELOPE.

                          THIS PROXY CARD IS VALID ONLY
                             WHEN SIGNED AND DATED.

                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
- --------------------------------------------------------------------------------

                  NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.

                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          ON FRIDAY, OCTOBER 26, 2007

 P      The undersigned appoints as proxies Robert Conti, Frederic B. Soule and
        Claudia A. Brandon,  and each of them (with power of substitution),  to
 R      vote all the  undersigned's  shares  of  preferred  stock of  Neuberger
        Berman  Real  Estate  Income  Fund  Inc.  at  the  Annual   Meeting  of
 O      Stockholders  to  be  held on  Friday, October 26, 2007,  at 10:00 a.m.
        Eastern  Time  at  the  offices of  Neuberger  Berman,  LLC,  605 Third
 X      Avenue, 42nd Floor, New York, New York 10158-3698, and any adjournments thereof  ("Meeting"),  with all the power the undersigned would have if
 Y      personally present.

        Receipt  of the  Notice of Annual  Meeting  of  Stockholders  and Proxy
        Statement is acknowledged  by your execution of this proxy.  THIS PROXY
        IS BEING SOLICITED ON BEHALF OF THE FUND'S BOARD OF DIRECTORS.

        The shares of preferred  stock  represented by this proxy will be voted as instructed.  UNLESS  INDICATED TO THE CONTRARY,  THIS PROXY SHALL BE
        DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE ELECTION OF DIRECTORS. THIS
        PROXY ALSO GRANTS  DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS
        AS MAY  PROPERLY  COME BEFORE THE  MEETING.  YOUR VOTE IS  IMPORTANT NO
        MATTER HOW MANY SHARES YOU OWN.  PLEASE SIGN AND DATE THE REVERSE  SIDE
        OF THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

              CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

       ----------------                                        ----------------
       SEE REVERSE SIDE                                        SEE REVERSE SIDE
       ----------------                                        ----------------

                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
- --------------------------------------------------------------------------------

[X]     PLEASE MARK
        VOTES AS IN
        THIS EXAMPLE.

- --------------------------------------------------------------------------------
1.   To elect one Class I  Director,  two Class II  Directors  and two Class III
     Directors to serve until the annual meeting of stockholders in 2009,  2010,
     and  2008,  respectively,   or  until  their  successors  are  elected  and
     qualified:

(01) Joel W. Looney--Class I

(02) John S. Horejsi--Class II                FOR      WITHHOLD     FOR ALL
                                              All        ALL        EXCEPT*
(03) Dr. Dean L. Jacobson--Class III
                                              [ ]        [ ]         [ ]
(04) Richard I. Barr--Class II

(05) Susan L. Ciciora--Class III

*TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), MARK THE BOX "FOR ALL EXCEPT"
AND WRITE ON THE LINE BELOW THE NUMBER(S) OF THE  NOMINEE(S) FOR WHOM YOU DO NOT
WANT TO VOTE.

             ______________________________________________________

- --------------------------------------------------------------------------------

                                           If you plan to  attend  the  meeting,
                                           please call 1-877-461-1899.

                                           Date __________________________, 2007

                                           _____________________________________
                                           Signature (owner, trustee,  custodian
                                           etc.)

                                           _____________________________________
                                           Signature, if held jointly

                                           Please sign  exactly as name  appears
                                           hereon.  If  shares  are  held in the
                                           name of two or more persons,  any may
                                           sign.   If  shares   are  held  by  a
                                           corporation,    partnership,   trust,
                                           estate or similar  account,  the name
                                           and   capacity   of  the   individual
                                           signing  the  proxy  card  should  be
                                           indicated  unless it is  reflected in
                                           the form of registration.

-----END PRIVACY-ENHANCED MESSAGE-----